Execution Version AMENDMENT NO. 2 TO CREDIT AGREEMENT This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of June 28, 2023 (this “Amendment”), is by and among ALCLEAR HOLDINGS, LLC (the “Borrower”), the other Loan Parties signatory hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as the administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms which are used in this Amendment without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement. R E C I T A L S: WHEREAS, the Borrower, the Loan Parties party thereto, the Administrative Agent and the Lenders have entered into that certain Credit Agreement, dated as of March 31, 2020 (as amended by the First Amendment, and as further amended, supplemented or modified from time to time and in effect on the date hereof, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”); WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms under the Credit Agreement in certain respects, including without limitation, to extend the Maturity Date to June 28, 2026; and WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement pursuant to Section 1 hereof on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the parties hereto agree as follows: SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof (i) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double- underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth on Exhibit A hereto, (ii) Exhibit G (Form of Borrowing Request) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B hereto and (iii) Exhibit J (Form of Interest Election Request) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit C hereto. SECTION 2. Acknowledgement. Each Lender (other than Goldman Sachs Lending Partners LLC) that was not an Issuing Bank prior to the Second Amendment Effective Date hereby agrees by its signature to this Amendment to become an Issuing Bank under the Amended Credit Agreement. SECTION 3. Conditions. This Amendment shall become effective as of the date hereof (the “Second Amendment Effective Date”) upon receipt by the Administrative Agent of each of the following, in each case in form and substance satisfactory to the Administrative Agent: (a) duly executed counterparts to this Amendment from the Borrower, each other Loan Party and the Lenders; (b) a certificate, signed by a secretary or other Responsible Officer of each Loan Party, attaching (i) a copy of each organizational or constitutional document of such Loan Party and, to the extent applicable, certified as of a recent date by the appropriate governmental official; (ii) signature and

- 2 - incumbency certificates of the officers of such Loan Party executing the Loan Documents to which it is a party as of the Second Amendment Effective Date; (iii) resolutions of the board of directors (or, if applicable, shareholders) or similar governing body of such Loan Party approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such Loan Party is a party as of the Second Amendment Effective Date, certified as of the Second Amendment Effective Date by such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation dated as of a recent date prior to the Second Amendment Effective Date; (c) a certificate, signed by a Responsible Officer of the Borrower, stating that (i) no Default or Event of Default has occurred and is continuing, or would result immediately after giving effect to this Amendment, and (ii) the representations and warranties contained in Article III of the Credit Agreement and Section 4 below are true and correct in all material respects as of the Second Amendment Effective Date (or in all respects as of such date if such representation and warranty is qualified by Material Adverse Effect or other materiality qualifier) (including with respect to solvency as of the Second Amendment Effective Date); (d) a customary written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for the Loan Parties, and covering such matters relating to the Loan Parties and this Amendment, as the Administrative Agent shall reasonably request; and (e) payment from the Borrower of all fees due and payable as of the Second Amendment Effective Date and all expenses required to be reimbursed by the Borrower for which invoices have been presented to the Borrower (including the reasonable fees and expenses of legal counsel), in each case on or before the Second Amendment Effective Date. SECTION 4. Representations and Warranties. Each of the Borrower and the other Loan Parties hereby represents and warrants as of the Second Amendment Effective Date to the Administrative Agent and the Lenders that this Amendment has been duly executed and delivered by each Loan Party party hereto constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 5. Ratification. Each of the Borrower and the other Loan Parties hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent or the Lenders, as the case may be, under each Loan Document, (b) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Credit Agreement or other Loan Documents with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents. Each of the Borrower and the other Loan Parties acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and shall not be impaired or limited by the execution or effectiveness of this Amendment. The Credit

- 3 - Agreement and each other Loan Document is in all respects hereby ratified and confirmed. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement. SECTION 6. Miscellaneous. 6.1 Effect. (a) Upon the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to such Loan Document as modified hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment constitutes a Loan Document and any breach of any representation or warranty made herein or covenant or agreement contained herein will constitute an Event of Default under the Amended Credit Agreement (subject to any applicable grace periods, materiality qualifications or other qualifications set forth in the Amended Credit Agreement). (b) Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute an amendment, forbearance or waiver by, or otherwise affect any right, power or remedy of, Agent or any Lender under the Credit Agreement or any other Loan Document or waive, affect or diminish any right of Agent to demand strict compliance and performance therewith, (ii) constitute a waiver of, or forbearance with respect to, any Default or Event of Default, whether known or unknown or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. 6.2 Severability. Any provision of this Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 6.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. This Amendment may also be executed by facsimile or electronic transmission and each facsimile or electronic transmission signature hereto shall be deemed for all purposes to be an original signatory page. 6.4 Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment and the other Loan Parties entered into in connection herewith (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks. The provisions of Sections 9.09(c), 9.09(d), 9.09(e) and 9.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis. 6.5 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. 6.6 Reimbursement of Agent’s Expenses. Without limiting any of the Administrative Agent’s rights, or any of Borrower’s or other Loan Party’s obligations, under Section 9.03 of the Credit Agreement, the Loan Parties agrees to reimburse the Administrative Agent for all reasonable and documented out of

- 4 - pocket expenses incurred by the Administrative Agent and its Affiliates in connection with entering into this Amendment and the other Loan Documents entered into in connection herewith. 6.7 Entire Agreement. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings or agreements. [Signature Pages Follow]

[Signature Page to Amendment No. 2 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written. ALCLEAR HOLDINGS, LLC By: /s/ Kenneth Cornick Name: Kenneth Cornick Title: President ALCLEAR, LLC By: /s/ Kenneth Cornick Name: Kenneth Cornick Title: President SECURE IDENTITY, LLC By: /s/ Kenneth Cornick Name: Kenneth Cornick Title: President NOQUE, LLC By: /s/ Kenneth Cornick Name: Kenneth Cornick Title: President ALCLEAR HEALTHCARE, LLC By: /s/ Kenneth Cornick Name: Kenneth Cornick Title: President ALCLEAR PC, LLC By: /s/ Kenneth Cornick Name: Kenneth Cornick Title: President

[Signature Page to Amendment No. 2 to Credit Agreement] ALCLEAR DIGITAL IDENTITY, LLC By: /s/ Kenneth Cornick Name: Kenneth Cornick Title: President ALCLEAR ATLAS, LLC By: /s/ Kenneth Cornick Name: Kenneth Cornick Title: President ALCLEAR HEALTHPASS, LLC By: /s/ Kenneth Cornick Name: Kenneth Cornick Title: President WHYLINE, INC. By: /s/ Kenneth Cornick Name: Kenneth Cornick Title: President

[Signature Page to Amendment No. 2 to Credit Agreement] JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender By: /s/ Zachary Klayman Name: Zachary Klayman Title: Authorized Officer

[Signature Page to Amendment No. 2 to Credit Agreement] GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender By: /s/ Dan Starr Name: Dan Starr Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank and as a Lender By: /s/ Devin Reasons Name: Devin Reasons Title: Vice President

Exhibit A Amended Credit Agreement [See attached]

EXECUTION VERSION [CONFORMED THROUGH SECOND AMENDMENT] CREDIT AGREEMENT dated as of March 31, 2020 among ALCLEAR HOLDINGS, LLC, as Borrower, THE OTHER LOAN PARTIES PARTY HERETO, THE LENDERS PARTY HERETO, and JPMORGAN CHASE BANK, N.A., as Administrative Agent ___________________________ JPMORGAN CHASE BANK, N.A. as Sole Bookrunner and Sole Lead Arranger

Page TABLE OF CONTENTS ARTICLE I. DEFINITIONS SECTION 1.01 Defined Terms 1 SECTION 1.02 Classification of Loans and Borrowings 3231 SECTION 1.03 Terms Generally 3231 SECTION 1.04 Accounting Terms; GAAP 32 SECTION 1.05 Status of Obligations 3332 SECTION 1.06 Interest Rates; LIBOR Notification 33Benchmark Notifications 32 SECTION 1.07 Pro Forma Calculations 33 SECTION 1.08 Rounding 33 ARTICLE II. THE CREDITS SECTION 2.01 Commitments 3433 SECTION 2.02 Loans and Borrowings 3433 SECTION 2.03 Requests for Borrowings 34 SECTION 2.04 [Intentionally Omitted] 3534 SECTION 2.05 [Intentionally Omitted] 3534 SECTION 2.06 Letters of Credit 3534 SECTION 2.07 Funding of Borrowings 3938 SECTION 2.08 Interest Elections 39 SECTION 2.09 Termination and Reduction of Commitments 40 SECTION 2.10 Repayment of Loans; Evidence of Debt 4140 SECTION 2.11 Prepayment of Loans 41 SECTION 2.12 Fees 4241 SECTION 2.13 Interest 4342 SECTION 2.14 Alternate Rate of Interest; Illegality 43 SECTION 2.15 Increased Costs 45 SECTION 2.16 Break Funding Payments 46 SECTION 2.17 Payments Free of Taxes 4746 SECTION 2.18 Payments Generally; Allocation of Proceeds; Pro Rata Treatment; Sharing of Set-offs 49 SECTION 2.19 Mitigation Obligations; Replacement of Lenders 51 SECTION 2.20 Defaulting Lenders 52 SECTION 2.21 Returned Payments 5453 SECTION 2.22 Expansion Option; Incremental Facilities 54 SECTION 2.23 Banking Services and Swap Agreements 55 ARTICLE III. REPRESENTATIONS AND WARRANTIES SECTION 3.01 Organization; Powers 55 SECTION 3.02 Authorization; Enforceability 55 SECTION 3.03 Governmental Approvals; No Conflicts 55 SECTION 3.04 Financial Condition; No Material Adverse Change 5655 SECTION 3.05 Properties; Intellectual Property 56 SECTION 3.06 Litigation and Environmental Matters 56 SECTION 3.07 Compliance with Laws and Agreements 5756 SECTION 3.08 Investment Company Status 5756 SECTION 3.09 Taxes 5756 SECTION 3.10 ERISA 57 SECTION 3.11 Disclosure 57 SECTION 3.12 No Default 57 SECTION 3.13 Solvency 57 SECTION 3.14 Insurance 5857 -i-

Page SECTION 3.15 Capitalization and Subsidiaries 5857 SECTION 3.16 Security Interest in Collateral 58 SECTION 3.17 Employment Matters 58 SECTION 3.18 Margin Regulations 58 SECTION 3.19 Anti-Corruption and Anti-Terrorism Laws and Sanctions 58 SECTION 3.20 Federal Reserve Regulations 5958 SECTION 3.21 EEA Financial Institution 59 SECTION 3.22 Plan Assets; Prohibited Transactions 59 ARTICLE IV. CONDITIONS SECTION 4.01 Effective Date 59 SECTION 4.02 Each Credit Event 61 ARTICLE V. AFFIRMATIVE COVENANTS SECTION 5.01 Financial Statements; and Other Information 6261 SECTION 5.02 Notices of Material Events 63 SECTION 5.03 Existence; Conduct of Business 6463 SECTION 5.04 Payment of Obligations 64 SECTION 5.05 Maintenance of Properties 64 SECTION 5.06 Books and Records; Inspection Rights 64 SECTION 5.07 Compliance with Laws 64 SECTION 5.08 Use of Proceeds and Letters of Credit 6564 SECTION 5.09 Insurance 65 SECTION 5.10 Additional Subsidiaries 6665 SECTION 5.11 Additional Collateral; Further Assurances 66 SECTION 5.12 Accuracy of Information 66 SECTION 5.13 Post-Closing Covenant 6766 SECTION 5.14 [Section Intentionally Omitted] 6766 ARTICLE VI. NEGATIVE COVENANTS SECTION 6.01 Indebtedness 67 SECTION 6.02 Liens 69 SECTION 6.03 Fundamental Changes 7170 SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions 71 SECTION 6.05 Swap Agreements 73 SECTION 6.06 Restricted Payments 73 SECTION 6.07 Transactions with Affiliates 75 SECTION 6.08 Restrictive Agreements 76 SECTION 6.09 Amendment to Subordinated Indebtedness; Material Documents; Fiscal Year 77 SECTION 6.10 Consolidated Total Net Leverage Ratio 77 SECTION 6.11 Sale and Leaseback Transaction 77 SECTION 6.12 Asset Sales 77 ARTICLE VII. EVENTS OF DEFAULT ARTICLE VIII. THE ADMINISTRATIVE AGENT SECTION 8.01 Authorization and Action 8281 SECTION 8.02 Administrative Agent’s Reliance, Indemnification, Etc 83 SECTION 8.03 Posting of Communications 84 SECTION 8.04 The Administrative Agent Individually 85 SECTION 8.05 Successor Administrative Agent 8685 -ii-

Page SECTION 8.06 Acknowledgements of Lenders and Issuing Banks 8786 SECTION 8.07 Collateral Matters 88 SECTION 8.08 Credit Bidding 88 SECTION 8.09 Certain ERISA Matters 89 ARTICLE IX. MISCELLANEOUS SECTION 9.01 Notices 90 SECTION 9.02 Waivers; Amendments 92 SECTION 9.03 Expenses; Indemnity; Damage Waiver 94 SECTION 9.04 Successors and Assigns 95 SECTION 9.05 Survival 98 SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution 9998 SECTION 9.07 Severability 99 SECTION 9.08 Right of Setoff 10099 SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process 100 SECTION 9.10 WAIVER OF JURY TRIAL 101100 SECTION 9.11 Headings 101 SECTION 9.12 Confidentiality 101 SECTION 9.13 Several Obligations; Nonreliance; Violation of Law 102101 SECTION 9.14 USA PATRIOT Act 102 SECTION 9.15 Disclosure 102 SECTION 9.16 Appointment for Perfection 102 SECTION 9.17 Interest Rate Limitation 102 SECTION 9.18 No Fiduciary Duty, etc 102 SECTION 9.19 Marketing Consent 103 SECTION 9.20 Acknowledgement and Consent to Bail-In of EEAAffected Financial Institutions 103 SECTION 9.21 Acknowledgement Regarding Any Supported QFCs 103 ARTICLE X. LOAN GUARANTY SECTION 10.01 Guaranty 104 SECTION 10.02 Guaranty of Payment 104 SECTION 10.03 No Discharge or Diminishment of Loan Guaranty 104 SECTION 10.04 Defenses Waived 105 SECTION 10.05 Rights of Subrogation 105 SECTION 10.06 Reinstatement; Stay of Acceleration 105 SECTION 10.07 Information 106105 SECTION 10.08 Termination 106105 SECTION 10.09 Taxes 106 SECTION 10.10 Maximum Liability 106 SECTION 10.11 Contribution 106 SECTION 10.12 Liability Cumulative 107 SECTION 10.13 Keepwell 107 SECTION 10.14 Release of Guarantors 107 -iii-

SCHEDULES: Schedule 2.01 – Commitments Schedule 3.05 – Properties; Intellectual Property Schedule 3.06 – Disclosed Matters Schedule 3.14 – Insurance Schedule 3.15 – Subsidiaries Schedule 4.01(b) – Collateral Documents Schedule 5.13 – Post-Closing Covenant Schedule 6.01 – Existing Indebtedness Schedule 6.02 – Existing Liens Schedule 6.04 – Existing Investments Schedule 6.08 – Existing Restrictions EXHIBITS: Exhibit A – Form of Assignment and Assumption Exhibit B – Compliance Certificate Exhibit C – Joinder Agreement Exhibit D-1 – U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit D-2 – U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit D-3 – U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit D-4 – U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit E – Form of Increasing Lender Supplement – Existing Lender Exhibit F – Form of Augmenting Lender Supplement – New Lender Exhibit G – Form of Borrowing Request Exhibit H – Form of Solvency Certificate Exhibit I – Form of Note Exhibit J – Form of Interest Election Request -i-

CREDIT AGREEMENT dated as of March 31, 2020 (the “ Effective Date”) (as it may be amended, modified, restated, or otherwise supplemented from time to time, this “ Agreement”), among ALCLEAR HOLDINGS, LLC, a Delaware limited liability company, as the Borrower, the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as the Administrative Agent. WHEREAS, the Borrower has requested that the Lenders extend credit to the Borrower in the form of a revolving credit facility (including a letter of credit subfacility) in an aggregate principal amount of $50,000,000 (which was increased to $100,000,000 as of the First Amendment Effective Date pursuant to the First Amendment) pursuant to this Agreement; and WHEREAS, the proceeds of Borrowings hereunder will be used for working capital and other general corporate purposes of the Borrower and the Subsidiaries (including Permitted Acquisitions, Capital Expenditures, and other Investments and Restricted Payments, in each case, to the extent permitted under this Agreement). NOW, THEREFORE, the parties hereto agree as follows: ARTICLE I. Definitions SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, is bearing interest at a rate determined by reference to the Alternate Base Rate. “ Acquisition” means any transaction or series of related transactions by the Borrower or its Subsidiaries resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of any Person (other than an existing Subsidiary), or any business or division of any Person (other than an existing Subsidiary), (b) the acquisition of in excess of fifty percent (50%) of the stock (or other Equity Interests) with ordinary voting power of any Person (other than an existing Subsidiary), or (c) the acquisition of another Person (other than an existing Subsidiary) by a merger, amalgamation or consolidation or any other combination with such Person. “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “ Adjusted LIBOTerm SOFR Rate” means, with respect to any Eurodollar Borrowing for any Interest Period or for any ABR Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBOTerm SOFR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “ Administrative Agent” means JPMorgan Chase Bank, N.A. in its capacity as administrative agent for the Lenders hereunder, and any successor administrative agent as provided in Article VIII. “ Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “ Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. 1

“ Agent Indemnitee” has the meaning assigned to it in Section 9.03(c). “ Aggregate Credit Exposure” means, at any time, the aggregate Credit Exposure of all the Lenders at such time. “ Agreement” has the meaning assigned to it in the introductory paragraph of this Agreement. “ Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1%, and (c) the Adjusted LIBOTerm SOFR Rate for a one-month Interest Period onas published two (2) U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%, provided that, for the purpose of this definition, the Adjusted LIBOTerm SOFR Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate)Term SOFR Reference Rate at approximately 11:00 a.m. London5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBOTerm SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBOTerm SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until any amendment has become effectivethe Benchmark Replacement has been determined pursuant to Section 2.14(cb)), then the Alternate Base Rate shall be the greater of clauseclauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 2.00%, such rate shall be deemed to be 2.00% for purposes of this Agreement. “ Ancillary Document” has the meaning assigned to it in Section 9.06(b). “ Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption. “ Applicable Percentage” means, at any time with respect to any Lender, a percentage equal to a fraction the numerator of which is such Lender’s Commitment at such time and the denominator of which is the aggregate Commitments at such time (provided that if the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the Aggregate Credit Exposure at such time); provided that, in accordance with Section 2.20, so long as any Lender shall be a Defaulting Lender, such Defaulting Lender’s Commitment shall be disregarded in the calculations above. “ Applicable Rate” means, for any day, with respect to any Loan, (a) 1.50% per annum in the case of ABR Loans and (b) 2.50% in the case of EurodollarTerm Benchmark Loans. “ Approved Electronic Platform” has the meaning assigned to it in Section 8.03(a). “ Approved Fund” has the meaning assigned to it in Section 9.04(b). “ Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent. “ Augmenting Lender” has the meaning assigned to such term in Section 2.22(a). “ Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. 2

“ Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “ Interest Period” pursuant to clause (ge) of Section 2.14. “ Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEAAffected Resolution Authority in respect of any liability of an EEAAffected Financial Institution. “ Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “ Banking Services” means each and any of the following bank services provided to any Loan Party or any Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “ commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services and cash pooling services). “ Banking Services Obligations” means any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services. “ Bankruptcy Code” means Title 11 of the United States Code entitled “ Bankruptcy,” as now or hereafter in effect, or any successor thereto, as hereafter amended. “ Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “ Benchmark” means, initially, LIBOwith respect to any (i) RFR Loan, the Daily Simple SOFR or (ii) Term Benchmark Loan, the Term SOFR Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its and the related Benchmark Replacement Date have occurred with respect to LIBOthe Daily Simple SOFR or Term SOFR Rate, as applicable, or the then-current Benchmark, then “ Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (c) or clause (db) of Section 2.14. 3

“ Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) (1) the sum of (a)Adjusted Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; or (3) (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment;. provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), or (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “ Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) , the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by thethe Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities; at such time. 4 provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. “ Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “ Alternate Base Rate,” the definition of “ Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “ Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion, may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides in its reasonable discretion that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent reasonably determines (in consultation with the Borrower) that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “ Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to thesuch then-current Benchmark: (1) (1) in the case of clause (1) or (2) of the definition of “ Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) (2) in the case of clause (3) of the definition of “ Benchmark Transition Event,” the first date of the public on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication of information referenced therein;in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. (3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date of a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 2.14(d); or (4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “ Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). 5

“ Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to thesuch then-current Benchmark: (1) (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely,; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “ Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “ Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced thesuch then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced thesuch then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14. “ Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “ Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “ Benefit Plan” means any of (a) an “ employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “ plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “ employee benefit plan” or “ plan”. “ Board” means the Board of Governors of the Federal Reserve System of the United States of America. “ Borrower” means Alclear Holdings, LLC, a Delaware limited liability company. “ Borrowing” means Loans of the same Type made, converted or continued on the same date and, in the case of EurodollarTerm Benchmark Loans, as to which a single Interest Period is in effect. 6

“ Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03, which shall be substantially in the form of Exhibit G or any other form approved by the Administrative Agent. “ Business Day” means, any day that is not(other than a Saturday, or a Sunday or other day) on which commercial banks are open for business in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan or an ABR Loan based on the Adjusted LIBO Rate, the term “Business Day” shall also exclude any day on which banks are not open for general business in London.in addition to the foregoing, a Business Day shall be (a) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan and (b) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any such day that is only a U.S. Government Securities Business Day. “ Capital Expenditures” means, without duplication, for any period, with respect to any Person, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) during such period by such Person for the acquisition or leasing (pursuant to a finance lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person, but excluding (i) the purchase price of equipment that is purchased contemporaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (ii) Permitted Acquisitions and other Investments permitted pursuant to Section 6.04, (iii) any expenditures which are contractually required to be, and are, reimbursed to the Loan Parties in cash by a third party (including landlords) during such period of calculation and (iv) any expenditures financed with the Net Proceeds received by the Borrower from the issuance of any of its Qualified Equity Interests. “ Capitalized Software Expenditures” means, for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as liabilities) by any Person during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet (excluding the footnotes thereto) of such Person. “ Cash Equivalents” means: (a) Dollars; (b) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or any agency or instrumentality thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof; (c) investments in commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, a rating of at least P-2 (or the equivalent thereof) by Moody’s or at least A-2 (or the equivalent thereof) by S&P, or if at the time neither is issuing comparable ratings then a comparable rating of another nationally recognized statistical rating organization; (d) investments in certificates of deposit, bankers acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (e) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (b) above and entered into with a financial institution satisfying the criteria described in clause (d) above; 7

(f) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; (g) Indebtedness issued by Persons with a rating of “ A” or higher from S&P or “ A-2” or higher from Moody’s (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another nationally recognized statistical rating organization) maturing with one year from the date of acquisition thereof; (h) bills of exchange issued in the United States, Canada or a member state of the European Union eligible for rediscount at the relevant central bank and accepted by a bank (or any dematerialized equivalent); (i) interests in any investment company, money market or enhanced high yield fund which invests at least 95% of its assets in instruments of the type specified in clauses (a) through (h) above; (j) instruments and investments of the type and maturity described in clause (a) through (i) denominated in any foreign currency or of foreign obligors, which investments or obligors are, in the reasonable judgment of the Borrower, comparable in investment quality to those referred to above; (k) the marketable securities portfolio owned by the Borrower or its direct or indirect Subsidiaries on the Effective Date or as otherwise approved by the Administrative Agent from time to time in its reasonable discretion; (l) Investments made pursuant to the Borrower’s investment policy from time to time to the extent such investment policy (and any amendments thereto) is not materially adverse to the interests of the Lenders and has been approved by the Administrative Agent from time to time in its reasonable discretion; and (m) solely with respect to any Subsidiary that is a Foreign Subsidiary, investments of comparable tenor and credit quality to those described in the foregoing clauses (b) through (k) customarily utilized in countries in which such Foreign Subsidiary operates for short term cash management purposes. “ CFC” means a “ controlled foreign corporation” within the meaning of Section 957 of the Code in which any Loan Party is a “ United States shareholder” within the meaning of Section 951(b) of the Code. “ Change in Control” means (a) at any time prior to an Initial Public Offering, any combination of Permitted Holders shall fail to own beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act as in effect on the Effective Date), directly or indirectly, in the aggregate, Equity Interests representing at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower or (b) at any time on and after an Initial Public Offering, any person or “ group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Effective Date), but excluding (x) any employee benefit plan of such person and its Subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (y) any combination of Permitted Holders, shall have, directly or indirectly, acquired beneficial ownership of Equity Interests representing 35% or more of the aggregate voting power represented by the issued and outstanding Equity Interests of the Relevant Public Company and the Permitted Holders shall own, directly or indirectly, less than such person or “ group” of the aggregate voting power represented by the issued and outstanding Equity Interests of the Relevant Public Company. In addition, notwithstanding the foregoing, (1) a transaction in which the Borrower becomes a subsidiary of another person (such person, the “ New Parent”) in connection with any reorganization in preparation of an Initial Public Offering, shall not constitute a Change in Control under clause (a) above to the extent any combination of Permitted Holders shall own beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act as in effect on the Effective Date), directly or indirectly, in the aggregate, Equity Interests representing at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower and (2) a person or group shall not be deemed to have beneficial ownership of Equity Interests subject to a stock purchase agreement, merger agreement or 8 similar agreement (or voting or option agreement related thereto) prior to the consummation of the transactions contemplated by such agreement. “ Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “ Change in Law”, regardless of the date enacted, adopted, issued or implemented. Notwithstanding anything in the foregoing to the contrary, none of the Administrative Agent nor any Lender shall be required to disclose any information related to similarly situated customers, comparable provisions of similar agreements or otherwise that the Administrative Agent or such Lender (as applicable), in its sole discretion, deems proprietary, privileged or confidential, and the Administrative Agent’s or applicable Lender's failure to provide such information shall not preclude it from asserting that such other customer is similarly situated under a similar agreement to the Borrower. “ Charges” has the meaning assigned to such term in Section 9.17. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator). “ Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be, become or be intended to be, subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and other Secured Parties, to secure the Secured Obligations; provided that Collateral shall not include any Excluded Property. “Collateral Documents” means, collectively, the Security Agreement, the Mortgages and all other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, all other security agreements, pledge agreements, mortgages, deeds of trust, pledges, powers of attorney relating to any of the foregoing and collateral assignments or similar collateral documents whether heretofore, now or hereafter executed by any Loan Party and delivered to the Administrative Agent. “ Commercial LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding commercial Letters of Credit plus (b) the aggregate amount of all LC Disbursements relating to commercial Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower. The Commercial LC Exposure of any Lender at any time shall be its Applicable Percentage of the aggregate Commercial LC Exposure at such time. “Commitment” means, with respect to each Lender, the initial amount of each Lender’s Commitment set forth on Schedule 2.01 opposite such Lender’s name, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09(a),(b) assignments by or to such Lenders pursuant to Section 9.04 and (c) and increased from time to time pursuant to Section 2.22; provided 9 that at no time shall the Credit Exposure of any Lender exceed its Commitment. TheAs of the First Amendment Effective Date, the initial aggregate amount of the Lenders’ CommitmentsCommitment is $100,000,000. “ Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “ Communications” has the meaning assigned to such term in Section 8.03(c). “ Compliance Certificate” means a certificate of a Financial Officer in substantially the form of Exhibit B. “ Competitor” means any Person (a) that is an operating company directly and primarily engaged in substantially similar business operations as the Borrower and (b) any of such Person’s subsidiaries in each case identified in writing to the Administrative Agent from time to time. “ Competitor Controller” means any (a) direct or indirect parent company of a Competitor to the extent reasonably identifiable on the basis of such parent’s name and (b) Person that is Controlled by such Competitor in each case identified in writing to the Administrative Agent, excluding in each case of (a) and (b) any Person that is a financial institution, a debt fund or an investment vehicle that is engaged in the business of making, purchasing, holding or otherwise investing in loans, notes, bonds and similar extensions of credit or securities in the ordinary course of business to or of unaffiliated third parties. “ Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “ Consolidated” or “ consolidated” means, with reference to any term defined herein, that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with GAAP. “ Consolidated EBITDA” means, with reference to any period, Consolidated Net Income for such period plus (a) without duplication and, except with respect to amounts added back pursuant to clauses (xii) (solely in the case of amounts constituting the proceeds of business interruption insurance that are not already included in Consolidated Net Income), (xv) or (xvii), to the extent deducted (and not added back) in determining such Consolidated Net Income for such period, (i) Consolidated Interest Expense (including net losses (or gains) on Swap Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, unused line fees, letter of credit fees, facing fees and bank guaranty fees), net of interest income; (ii) the provision for taxes based on income, revenue, profits or capital, including federal, foreign, state, local, franchise, excise, value added and similar taxes paid or accrued during such period (including in respect of repatriated funds and any future taxes or other levies which replace or are intended to be in lieu of such taxes and any penalties and interest related to such taxes or arising from tax examinations and any Tax Distributions permitted hereunder) net of any tax credits; (iii) depreciation expense and amortization expense; (iv) impairment of goodwill and other long-lived assets; (v) fees, costs and expenses incurred during such period in connection with any issuances of Equity Interests, any Permitted Acquisitions, sale of assets outside the ordinary course of business, Restricted Payments permitted under Section 6.06, any Indebtedness permitted under 10

Section 6.01 and Investments permitted under Section 6.04(a), whether consummated or not consummated, during such period; (vi) any loss from any sale of long-lived assets outside the ordinary course of business; (vii) non-cash equity-based compensation expenses for such period; (viii) fees and expenses incurred during such period in connection with the Loan Documents and the Transactions; (ix) extraordinary, unusual or non-recurring losses or expenses; (x) the amount of any non-controlling or minority interest expense consisting of Subsidiary income attributable to minority Equity Interests of third parties in any non-wholly owned Subsidiary; (xi) the amount of unamortized fees, costs, prepayment premiums and expenses previously paid in cash and capitalized and subsequently expensed in connection with the repayment of Indebtedness and any required prepayment premiums in connection therewith during such period; (xii) proceeds of business interruption insurance and any expenses and payments covered by third party indemnification, insurance, reimbursement, guaranty, purchase price adjustment or similar arrangement, or otherwise reimbursed or reimbursable by a third party, to the extent that such expenses and payments have been paid or reimbursed in cash during such period; (xiii) the amount of any cash restructuring and similar charges, severance costs, lease termination costs, retention, recruiting and relocation costs, integration and other business optimization expenses, signing costs, retention or completion bonuses, stock-option or equity-based compensation expenses, transition costs, costs related to the closure or consolidation of facilities, future lease commitments and curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities), including, without limitation, any one-time expense relating to enhanced accounting function or other transaction costs, and other one-time expenses not otherwise added back to Consolidated EBITDA; (xiv) the amount of “ run-rate” cost savings, synergies and operating expense reductions (the “ Cost Savings”) realized or projected by the Borrower in good faith and certified by a Financial Officer of the Borrower in writing to result from actions taken or with respect to which substantial steps have been taken prior to the last day of such measurement period (or reasonably anticipated to be taken or initiated within twelve (12) months after the date of the relevant event or transaction) with respect to integrating, consolidating or discontinuing operations, headcount reductions or closure of facilities, or otherwise, in each case resulting from acquisitions (whether before or after the Effective Date), dispositions outside the ordinary course of business permitted hereunder, restructurings or cost savings initiatives, which cost savings, synergies and operating expense reductions shall be calculated on a Pro Forma Basis as though they had been realized on the first day of such period, net of the amount of actual benefits realized during such period from such actions that are otherwise included in the calculation of Consolidated EBITDA; provided that (i) a Financial Officer of the Borrower shall have provided a reasonably detailed statement or schedule of such Cost Savings and shall have certified to Administrative Agent that such cost savings, synergies, operating improvements and operating expense reductions, as the case may be, are directly attributable to the applicable transaction or initiative, reasonably identifiable, factually supportable and projected by the Borrower in good faith to result from actions that have been taken or are expected to be taken (in the good faith determination of 11 the Borrower), within twelve (12) months after the relevant transaction or initiative, and (ii) the aggregate amount of all add-backs pursuant to this clause (xiv) shall not exceed 15% of Consolidated EBITDA (calculated before giving effect to this clause (xiv)) for such twelve (12) month period; (xv) the net amount, if any, by which consolidated deferred revenues increased during such period; (xvi) to the extent not already covered in clauses (a)(i) through (a)(xiv) above, all other non-cash charges, write-downs, expenses, losses or other similar items for such period, including the impact of purchase accounting; (xvii) currency translation losses related to currency remeasurements of assets or liabilities (including the net loss resulting from hedging agreements for currency exchange risk and revaluations of intercompany balances); and (xviii) expenses, charges, costs, accruals, reserves and losses (including during the planning, pre-opening and start-up periods) incurred in connection with (A) de novo locations and locations newly acquired in a Permitted Acquisition or other permitted Investments and (B) new lines of business and other strategic initiatives in an amount not to exceed 10% of Consolidated EBITDA (calculated after giving effect to this clause (xviii)). minus (b) without duplication and except with respect to clauses (iii) and (vii) to the extent included in such Consolidated Net Income for such period, (i) any cash payments made during such period in respect of items described in clauses (a)(vi), (a)(vii), (a)(ix) or (a)(xvi) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were taken or incurred, (ii) extraordinary, unusual or non-recurring income or gains, (iii) currency translation gains related to currency remeasurements of assets or liabilities (including the net gain resulting from hedging agreements for currency exchange risk and revaluations of intercompany balances), (iv) gains on disposal of long-lived assets outside the ordinary course of business, and (v) the net amount, if any, by which consolidated deferred revenues decreased during such period. For the purposes of calculating Consolidated EBITDA for any Reference Period, (x) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any sale or disposition of assets or series of related sales or dispositions of assets (other than to any Loan Party), the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such sale or disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (y) if during such Reference Period the Borrower or any Subsidiary shall have made any Permitted Acquisition or other Investments permitted hereunder, Consolidated EBITDA for such Reference Period shall be calculated after giving effect thereto on a pro forma basis as if such Permitted Acquisition or other Investment (including the incurrence or assumption of any Indebtedness in connection therewith) had occurred on the first day of such Reference Period, without duplicating any other add-back to Consolidated EBITDA. “ Consolidated Funded Debt” means all Indebtedness of the types described in clauses (a) (solely with respect to obligations for borrowed money), (b), (e), (h) and (k), and, to the extent related to Indebtedness of such types, clauses (f) and (g) of the definition of “ Indebtedness,” and all Guarantees in respect of any of the foregoing; provided that, with respect to such clauses (e) and (k), all obligations in respect of the deferred purchase price of property or services and obligations under any earn-out shall, in each case, be included only if and to the extent such obligations remain unpaid following the due date thereof. “ Consolidated Interest Expense” means, for any period, for the Borrower and its Subsidiaries calculated in accordance with GAAP on a consolidated basis for such period (without duplication), all cash interest expense (including interest expense under Finance Lease Obligations that is treated as interest in accordance with GAAP and regularly scheduled dividends paid in cash for such period on or with respect to Disqualified Equity Interests) with respect to all outstanding Indebtedness of the Borrower and the Subsidiaries allocable to such period in accordance 12 with GAAP (including all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under interest rate Swap Agreements to the extent such costs are allocable to such period in accordance with GAAP) less interest income, excluding (a) one-time cash costs associated with breakage in respect of interest rate Swap Agreements, (b) any “ additional interest” or “ liquidated damages” with respect to securities for failure to comply with registration rights obligations, (c) penalties and interest relating to taxes, and (d) any expensing of bridge, commitment and other financing fees (including annual agency fees paid to any administrative agent or collateral agent under any credit facilities or the debt instruments or documents). “ Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated in accordance with GAAP on a consolidated basis for such period; provided, however, that there will not be included in such Consolidated Net Income (without duplication): (a) the cumulative effect of a change in accounting principles; (b) any unrealized gains or losses in respect of Swap Obligations or any ineffectiveness recognized in earnings related to qualifying hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of Swap Obligations; and (c) any recapitalization or purchase accounting effects including, but not limited to, adjustments to inventory, property and equipment, software and other intangible assets and deferred revenue in component amounts required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Borrower and the Subsidiaries), as a result of any consummated acquisition, or the amortization or write-off of any amounts thereof (including any write-off of in process research and development). “ Consolidated Total Assets” shall mean, as of any date of determination, the total amount of all assets of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP as of such date. “ Consolidated Total Net Leverage Ratio” means, as of the last day of any fiscal quarter, the ratio of (a) Consolidated Funded Debt as of such date, net of up to $50,000,000 of unrestricted cash and Cash Equivalents of the Borrower and the Guarantors as of such date, to (b) Consolidated EBITDA for the Reference Period ended on such date. “ Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “ Controlling” and “ Controlled” have meanings correlative thereto. “ Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “ Cost Savings” has the meaning assigned to it in the definition of “ Consolidated EBITDA”. “ Covered Entity” means any of the following: (i) a “ covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “ covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 47.3(b); or (iii) a “ covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b). “ Covered Party” has the meaning assigned to it in Section 9.21(b). “ Credit Exposure” means, with respect to any Lender, at any time, the sum of the aggregate outstanding principal amount of such Lender’s Loans and LC Exposure at such time. 13

“ Credit Party” means the Administrative Agent, each Issuing Bank or any other Lender. “ Daily Simple SOFR” means, for any day, (a “SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “ Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “ Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “ Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit, (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, or (iv) comply with its material obligations under this Agreement, unless, in the case of clauses (i) and (iv) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding or other obligations (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s (x) receipt of such certification in form and substance satisfactory to it and the Administrative Agent, and (y) becoming compliant with its material obligations under this Agreement, or (d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action. “ Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “ Deferred Acquisition Obligations” has the meaning set forth in Section 6.01(h). “ Disclosed Matters” means the actions, suits, proceedings and the environmental matters disclosed in Schedule 3.06. “ Disqualified Equity Interests” means Equity Interests that by their terms (or by the terms of any security into which they are convertible or for which they are exchangeable), or upon the happening of any event, (a) require the payment of any dividends (other than dividends payable solely in shares of Qualified Equity Interests), (b) mature or are mandatorily redeemable or subject to mandatory repurchase or redemption or repurchase at the option 14 of the holders thereof, in whole or in part and whether upon the occurrence of any event, pursuant to a sinking fund obligation, on a fixed date or otherwise, prior to the date that is 91 days following the then Latest Maturity Date at such time (other than upon (i) a “ change in control” or (ii) an asset sale or similar event; provided that such “ change in control”, asset sale or similar event results in the prior payment in full of the Obligations (other than the contingent obligations for which no claim has been made) and termination of the Commitments), or (c) are convertible or exchangeable, automatically or at the option of any holder thereof, into any debt securities or any Equity Interest referred to in clause (a) or (b) above, prior to the date that is 91 days following the then Latest Maturity Date at such time; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of the Borrower or any Subsidiary (or any parent entity thereof), such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. “ Dividing Person” has the meaning assigned to it in the definition of “ Division.” “ Division” means the division of the assets, liabilities and/or obligations of a Person (the “ Dividing Person”) among two or more Persons (whether pursuant to a “ plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “ Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “ Dollars”, “ dollars” or “ $” refers to lawful money of the U.S. “ Domestic Subsidiary” means a Subsidiary of Borrower or any other Loan Party to the extent such Subsidiary is organized under the laws of a jurisdiction located in the U.S.; provided, however, no Foreign Subsidiary Holding Company shall be considered a Domestic Subsidiary. “Early Opt-in Election” means, if the then-current Benchmark is LIBO Rate, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a bench-mark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBO Rate and the provision by the Administrative Agent of written notice of such election to the Lenders. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both over-night federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB’s website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “ ECP” means an “ eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC. “ EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. 15

“ EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “ EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “ Effective Date” has the meaning assigned to it in the introductory paragraph of this Agreement. “ Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “ Electronic System” means any electronic system, including e-mail, e-fax, web portal access for the Borrower and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or the Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system. “ Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to (a) the environment, (b) preservation or reclamation of natural resources, (c) the management, Release or threatened Release of any Hazardous Material or (d) health and safety matters. “ Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of such equity interest, but excluding any debt securities convertible or exchangeable into any of the foregoing. “ ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(a)(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ ERISA Event” means (a) any “ reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure to satisfy the “ minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any 16

ERISA Affiliate of any notice, concerning the imposition upon the Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical status or in reorganization, within the meaning of Title IV of ERISA. “ EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Eurodollar” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate. “Eurodollar Borrowing” has the meaning given in Section 1.02 “Eurodollar Loan” has the meaning given in Section 1.02 “ Events of Default” has the meaning assigned to such term in Article VII. “ Excluded Property” has the meaning assigned to such term in the Security Agreement. “ Excluded Subsidiary” means (a) any Subsidiary that is by applicable law or regulation or contractual obligations existing on the date of this Agreement (or, in the case of any newly acquired or organized Subsidiary, in existence at the time of acquisition or organization but not entered into in contemplation thereof) prohibited from Guaranteeing the Obligations, (b) any Subsidiary with respect to which the Administrative Agent and the Borrower agree that the burden or cost or other consequences (including any material adverse tax consequences) of providing a Guarantee of the Obligations would be excessive in view of the practical benefits to be obtained by the Secured Parties therefrom, (c) any Foreign Subsidiary, (d) Subsidiary of a CFC, (e) any not-for-profit Subsidiary, (f) any Subsidiary that is a captive insurance company, (g) any Subsidiary that is a special purpose entity reasonably satisfactory to the Administrative Agent, (h) any Immaterial Subsidiary, (i) any joint venture that is not solely owned between or among the Borrower and its Subsidiaries (and was not a Guarantor prior to the creation of such joint venture) and (j) any Subsidiary that is a broker-dealer or an investment company under the Investment Company Act of 1940. “ Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “ Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes 17 attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any withholding Taxes imposed under FATCA. “ FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “ Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “ Finance Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required, subject to Section 1.04, to be classified and accounted for as a balance sheet liability of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. For the avoidance of doubt, an operating lease will not be a Finance Lease Obligation. “ Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower. “ Financial Statements” means the financial statements to be furnished pursuant to Sections 5.01(a) and (b). “ First Amendment” means that certain Amendment No. 1 to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent. “ First Amendment Effective Date” means April 29, 2021. “ Flood Laws” means, collectively, the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), and the Flood Insurance Reform Act of 2004, as such statutes may be amended or re-codified from time to time, any substitution therefor, and any regulations promulgated thereunder, and all other applicable laws relating to flood insurance. “ Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBO Rate.the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt, the initial Floor for each of the Adjusted Term SOFR Rate and the Adjusted Daily Simple SOFR shall be 1.00%. “ Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “ Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. 18

“ Foreign Subsidiary Holding Company” means a Subsidiary (a) substantially all of the assets of which are Equity Interests, or Equity Interests and Indebtedness, in one or more CFCs or (b) that is treated as a disregarded entity for U.S. federal income tax purposes and holds Equity Interests in one or more CFCs. “ GAAP” means generally accepted accounting principles in the U.S. “ Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “ Guarantee” of or by any Person (the “ guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “ primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. “ Guaranteed Obligations” has the meaning assigned to such term in Section 10.01. “ Guarantor Payment” has the meaning assigned to such term in Section 10.11(a). “ Guarantors” means the Loan Parties other than the Borrower (and solely in the context of Swap Agreement Obligations, the Borrower); the term “ Guarantor” means each or any one of them individually. “ Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “ hazardous substances,” “ hazardous materials,” “ hazardous waste,” “ toxic substances,” “ toxic materials,” “ toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical. “ Highest Owner Tax Amount” means, with respect to all direct or indirect owners of the Borrower, the direct or indirect owner receiving the greatest proportionate allocation of taxable income attributable to its direct or indirect ownership of the Borrower and/or any of its Subsidiaries in the applicable tax period (or portion thereof) to which such payment relates (as a result of the application of Section 704(c) of the Code or otherwise), and calculated by multiplying (x) the aggregate taxable income allocated to such owner (excluding the tax consequences resulting from any adjustment under Sections 743(b) and 734(b) of the Code) in such applicable taxable period (or portion thereof) by (y) the Hypothetical Tax Rate. “ Hypothetical Tax Rate” means the greater of (a) the combined marginal U.S. federal, state and local tax rate for an individual resident in New York, New York and (b) the highest combined marginal U.S. federal, state and local tax rate for a corporation that conducts no activities other than the activities of Holdings, the Borrower and their Subsidiaries, in each case applicable to income and gain attributable to the Borrower and any entity in which Borrower directly or indirectly owns an interest, taking into account (where relevant) the holding period of assets held by the Borrower and any entity in which Borrower directly or indirectly owns an interest, the taxable year in 19 which such income or gain is recognized, and the character of such income or gain, at the time, for U.S. federal income tax purposes. “ Immaterial Subsidiary” means each Domestic Subsidiary (other than Domestic Subsidiaries that are Excluded Subsidiaries) (a) which, as of the most recent fiscal quarter of the Borrower, for the period of four consecutive fiscal quarters then ended (determined in accordance with GAAP), has not contributed greater than two and a half percent (2.5%) of consolidated total revenue of the Borrower and its Subsidiaries for such period or (b) which has not contributed greater than two and a half percent (2.5%) of Consolidated Total Assets as of such date; provided that, if at any time the aggregate amount of consolidated total revenue or Consolidated Total Assets attributable to all Domestic Subsidiaries that are Immaterial Subsidiaries (other than Domestic Subsidiaries that are Excluded Subsidiaries) exceeds five percent (5%) of consolidated total revenue for any such period or five percent (5%) of Consolidated Total Assets as of the end of any such fiscal quarter, the Borrower (or, in the event the Borrower has failed to do so within ten (10) days, the Administrative Agent) shall designate sufficient Domestic Subsidiaries as “ non-Immaterial Subsidiaries” to eliminate such excess. “Impacted Interest Period” has the meaning assigned to it in the definition of “LIBO Rate.” “ Increasing Lender” has the meaning assigned to such term in Section 2.22(a). “ Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) [intentionally omitted], (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Finance Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, in each case, to the extent not cash collateralized, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) obligations under any earn-out (or similar contingent obligations) solely to the extent due and payable, (l) all obligations of such Person to purchase, redeem, retire or otherwise acquire for value any Disqualified Equity Interests, (m) any Off-Balance Sheet Liability and (n) net obligations payable at the termination of any and all Swap Agreements, determined by reference to the termination value thereof to the extent not cash collateralized. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding anything to the contrary set forth herein, in no event shall the following constitute Indebtedness: (i) accruals for (A) payroll and (B) other non-interest bearing liabilities accrued in the ordinary course of business, (ii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warrants or other unperformed obligations of the seller of such asset, (iii) trade accounts payable, deferred revenues, liabilities associated with customer prepayments and deposits and other accrued obligations (including transfer pricing and accruals for payroll and other operating expenses accrued in the ordinary course of business), in each case incurred in the ordinary course of business, (iv) operating leases (including, without limitation, real property leases that, pursuant to GAAP, would not be classified and accounted for as a balance sheet liability), (v) customary obligations under employment agreements and deferred compensation, and (vi) prepaid or deferred revenue and deferred tax liabilities. “ Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a) hereof, Other Taxes. “ Indemnitee” has the meaning assigned to such term in Section 9.03(b). 20

“ Ineligible Institution” has the meaning assigned to it in Section 9.04(b). “ Information” has the meaning assigned to it in Section 9.12. “ Initial Public Offering” shall mean the issuance by the Borrower or any direct or indirect equity holder of the Borrower of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8 or S-4) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act, as amended. “ Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.08, in the form of Exhibit J or any other form reasonably approved by the Administrative Agent. “ Interest Payment Date” means (a) with respect to any ABR Loan, the first Business Day of each calendar quarter and the Maturity Date, and (b) with respect to any Eurodollar Loan with an Interest Period of three months or lessRFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the Maturity Date and (c) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a EurodollarTerm Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date. “ Interest Period” means with respect to any EurodollarTerm Benchmark Borrowing, the period commencing on the date of such Eurodollar Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (or 12 months thereafter if, at the time of the relevant Borrowing or conversion or continuation thereof, all Lenders participating therein agree to make an interest period of such duration availablein each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the applicable Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the applicable Impacted Interest Period, in each case, at such time; provided that, if any Interpolated Rate shall be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “ Investment” means, as applied to the Borrower and its Subsidiaries, (a) the purchase or acquisition of any Equity Interest, indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of any other Person (including any Subsidiary), (b) any loan, advance or extension of credit (excluding accounts receivable, credit card and debt receivables and trade credit, in each case arising in the ordinary course of business) to, or contribution to the capital of, or Guarantee of any obligations of, any other Person (including any Subsidiary), and (c) any Acquisition. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (without adjustment by reason of the financial condition of such 21 other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property exchanged. “ IRS” means the United States Internal Revenue Service. “ Issuing Bank” means, individually and collectively, each of (1) (i) JPMorgan and (ii) Wells Fargo Bank, National Association, in each case, in its capacity as thean issuer of Letters of Credit hereunder, and (2) any other Lender from time to time designated by the Borrower as an Issuing Bank, with the consent of such Lender and the Administrative Agent, and their respective successors in such capacity as provided in Section 2.06(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by its Affiliates, in which case the term “ Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.06 with respect to such Letters of Credit). If at any time there is more than one Issuing Bank, all singular references to the Issuing Bank shall mean any Issuing Bank, either Issuing Bank, each Issuing Bank, the Issuing Bank that has issued the applicable Letter of Credit, or both (or all) Issuing Banks, as the context may require. “Issuing Bank Sublimit” means, as of the Effective Date, (a) in the case of JPMorgan $30,000,000 and (b) in the case of any other Issuing Bank, such amount as shall be designated to the Administrative Agent and the Borrower in writing by an Issuing Bank; provided that any Issuing Bank shall be permitted at any time to increase or reduce its Issuing Bank Sublimit upon providing five (5) Business Days’ prior written notice thereof to the Administrative Agent and the Borrower. “ Joinder Agreement” means a Joinder Agreement in substantially the form of Exhibit C. “ JPMorgan” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors. “ Latest Maturity Date” means, at any date of determination, the latest maturity date applicable to any Loan or Commitment hereunder at such time (and excluding any earlier acceleration of the Loans or termination of the Commitments), in each case as extended in accordance with this Agreement from time to time. “ LC Collateral Account” has the meaning assigned to such term in Section 2.06(j). “ LC Disbursement” means any payment made by an Issuing Bank pursuant to a Letter of Credit. “ LC Exposure” means, at any time, the sum of the Commercial LC Exposure and the Standby LC Exposure at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure at such time. “LC Sublimit” means $35,000,000. “ Lead Arranger” means JPMorgan Chase Bank, N.A., in its capacity as the Sole Lead Arranger and Sole Bookrunner. “ Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “ Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a Lender hereto pursuant to Section 2.09 or an Assignment and Assumption or otherwise, other than any such Person that ceases to be a Lender hereto pursuant to an Assignment and Assumption or otherwise. Unless the context otherwise requires, the term “ Lenders” includes the Issuing Bank. The term “ Lender” means each or any one of the Lenders individually. 22

“ Letters of Credit” means the letters of credit issued pursuant to this Agreement, and the term “ Letter of Credit” means any one of them or each of them singularly, as the context may require. “ Letter of Credit Agreement” has the meaning assigned to it in Section 2.06(b). “LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period or for any ABR Borrowing, the LIBO Screen Rate at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate at such time, subject to Section 2.14 in the event that the Administrative Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error). Notwithstanding the above, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with an ABR Borrowing, such rate shall be determined as modified by the definition of Alternate Base Rate. “LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period or for any ABR Borrowing, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that, if the LIBO Screen Rate as so determined would be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement. “ Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. In no event shall an operating lease be deemed to be a Lien. “ Liquidity” means, as of any date of determination, the sum of (a) unrestricted cash or Cash Equivalents of the Borrowers and the Guarantors, (b) the aggregate principal amount committed and available to be drawn by the Borrowers and the Guarantors under all credit facilities (other than the Commitments) of the Borrowers and the Guarantors and (c) the difference of the Commitments minus the Aggregate Credit Exposure. “ Loan Documents” means, collectively, this Agreement, the First Amendment, the Second Amendment, each note delivered pursuant to this Agreement, each Letter of Credit application, continuing agreement or other letter of credit agreement, the Collateral Documents and any other agreements, instruments, documents and certificates executed by or on behalf of any Loan Party and delivered to or in favor of the Credit Parties concurrently herewith or hereafter in connection with the Transactions hereunder. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Loan Document as the same may be in effect at any and all times such reference becomes operative. “ Loan Guaranty” means Article X of this Agreement. “ Loan Parties” means, collectively, the Borrower and each Guarantor and their respective successors and assigns, and the term “ Loan Party” shall mean any one of them or all of them individually, as the context may require. “ Loans” means the loans and advances made by the Lenders to the Borrower pursuant to this Agreement. “ Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable. 23

“ Market Capitalization” means, as of any date of determination, an amount equal to (i) the total number of issued and outstanding shares of common (or common equivalent) Equity Interests of the Relevant Public Company on the date of the declaration of a Restricted Payment permitted pursuant to Section 6.08(a)(x) multiplied by (ii) the arithmetic mean of the closing prices per share of such common (or common equivalent) Equity Interests on the principal securities exchange on which such Equity Interests are traded for the 30 consecutive trading days immediately preceding such date of determination. “ Material Adverse Effect” means any material adverse effect on (i) the business, assets, operations or financial condition of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Loan Parties, taken as a whole, to perform any of their obligations under the Loan Documents to which they are a party, (iii) the Collateral (taken as a whole), or the Administrative Agent’s liens (on behalf of itself and the Lenders) on the Collateral or the priority of such liens except as a result of the Administrative Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Documents or file Uniform Commercial Code continuation statements, or (iv) the rights of or benefits available to the Administrative Agent, the Issuing Bank or the Lenders under the Loan Documents, taken as a whole. “ Material Indebtedness” means any Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding the Threshold Amount. For purposes of determining Material Indebtedness, the “ principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “ Maturity Date” means March 31June 28, 20242026. “ Maximum Liability” has the meaning assigned to such term in Section 10.10. “ Maximum Rate” has the meaning assigned to such term in Section 9.17. “ Moody’s” means Moody’s Investors Service, Inc. “ Mortgage” means any mortgage, deed of trust, deed to secure debt or similar instrument, in form and substance reasonably satisfactory to the Administrative Agent and executed by any Loan Party in favor of (or for the benefit of) the Administrative Agent and the Secured Parties, granting to the Administrative Agent, for the benefit of itself and the Secured Parties, a perfected first priority Lien in and upon the real property and improvements covered thereby, as the same may be amended, modified, restated or otherwise supplemented time to time. In the sole discretion of Administrative Agent, any “ Mortgage” or “ Mortgages” may take the form of assignments of, and amendments and restatements of, existing mortgages or deeds of trust encumbering any applicable Mortgaged Property. “ Mortgaged Property” means any real property (together with all improvements located thereon) that is subject to a Mortgage. “ Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “ Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments, and payments received from any escrow described in clause (iv) below upon release from such escrow), but only as and when received in cash, (ii) in the case of a casualty, casualty insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event (including commissions, discounts, transfer taxes and legal, accounting and other professional and transactional fees), (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of 24 all payments required to be made as a result of such event to repay Indebtedness (other than the Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer) and (iv) in the case of a sale, any funded escrow established pursuant to the documents evidencing any such sale to secure any indemnification obligations or adjustments to the purchase price associated with any such sale. “ Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d). “ Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, substantially in the form of Exhibit I hereto, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Loans made by such Lender. “ NYFRB” means the Federal Reserve Bank of New York. “ NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “ NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. New York City time on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “ NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “ Obligated Party” has the meaning assigned to such term in Section 10.02. “ Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document with respect to any Loan or Letter of Credit, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws naming the Borrower as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “ Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “ synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of borrowing but which does not constitute a liability on the balance sheet of such Person (other than operating leases). “ Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document). “ Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). 25

“ Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowingseurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s websiteWebsite from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “ Paid in Full” or “ Payment in Full” means, (a) the payment in full in cash of all outstanding Loans and LC Disbursements, together with accrued and unpaid interest thereon, (b) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit, or at the discretion of the Administrative Agent a backup standby letter of credit satisfactory to the Administrative Agent and the Issuing Bank, in an amount equal to 105% of the LC Exposure as of the date of such payment), (c) the payment in full in cash of the accrued and unpaid fees, (d) the payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (e) the termination of all Commitments, and (f) the termination of the Swap Agreement Obligations and the Banking Services Obligations or entering into other arrangements satisfactory to the Secured Parties counterparties thereto. “ Parent Entity” means the Relevant Public Company and any intermediate holding company between the Relevant Public Company and the Borrower. “ Participant” has the meaning assigned to such term in Section 9.04(c). “ Participant Register” has the meaning assigned to such term in Section 9.04(d). “ Participation Fee” has the meaning assigned to such term in Section 2.12(b). “ Payment” has the meaning assigned to it in Section 8.06(c). “ Payment Notice” has the meaning assigned to it in Section 8.06(c). “ Payment Recipient” has the meaning assigned to it in Section 8.06(c). “ PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “ Percentage Interest” means, with respect to any direct or indirect holder of Equity Interests in the Borrower, a fractional amount, expressed as a percentage: (i) the numerator of which is the aggregate number of Equity Interests in the Borrower held by such direct or indirect holder and (ii) the denominator of which is the aggregate number of Equity Interests in Borrower issued and outstanding. The sum of the outstanding Percentage Interests of all direct or indirect holders shall at all times equal 100%. “ Perfection Certificate” means that certain perfection certificate of the Loan Parties dated as of the Effective Date. “ Permitted Acquisition” means any Acquisition by the Borrower or any Subsidiary that satisfies all of the following conditions: (a) immediately before the consummation thereof and giving effect to such Acquisition and the incurrence or assumption of any Indebtedness in connection therewith, no Event of Default shall have occurred, exist and be continuing; (b) immediately after giving effect to such Acquisition the Borrower shall be in compliance with Section 6.03(b); 26

(c) immediately after giving effect to such Acquisition, the Borrower shall be in compliance on a Pro Forma Basis with the financial covenant set forth in Section 6.10, recomputed as of the last day of the most recently ended Reference Period for which Financial Statements are available; (d) to the extent required in accordance with Sections 5.10 and 5.11, (i) the property, assets and businesses acquired in such Acquisition shall become Collateral, (ii) any such newly created or acquired Subsidiary that is required to become a Guarantor shall become a Guarantor and (iii) in the case of an Acquisition involving the merger, amalgamation or consolidation of any Loan Party, the surviving entity shall be or shall become concurrently with such Acquisition a Loan Party; provided, that if any security interest in any Collateral (including the creation or perfection of any security interest) is not or cannot reasonably be created and/or perfected on the closing date of such Permitted Acquisition after Borrower’s use of commercially reasonable efforts to do so, or without undue burden or expense, then the creation and/or perfection of any such Collateral shall not constitute a requirement to consummate such Permitted Acquisition, but instead shall be created and/or perfected within ninety (90) days after the closing date of such Permitted Acquisition or such later date as the Administrative Agent may reasonably agree; and (e) the cash (and Cash Equivalent) consideration paid for Permitted Acquisitions of Subsidiaries that are not a Loan Parties and Permitted Acquisitions of assets that are not owned by Loan Parties shall not exceed, in the aggregate, $35,000,000 (excluding any amounts funded with (x) the Net Proceeds from any issuance of Qualified Equity Interests of the Borrower and/or the consideration for such Permitted Acquisition is in the form of Qualified Equity Interests of the Borrower or (y) cash and Cash Equivalents of any Subsidiaries that are not Loan Parties). “ Permitted Encumbrances” means: (a) Liens for Taxes to the extent that payment of the same may be postponed or is not required in accordance with the provisions of Section 5.04; (b) real property lessors’, carriers’, laborers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations or other similar legislation, or in connection with appeal and similar bonds incidental to litigation; (d) (i) pledges and deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business (including such deposits to secure letters of credit issued for such purpose) and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Subsidiary; (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Borrower or any Subsidiary; 27

(g) leases, licenses, subleases or sublicenses (other than exclusive licenses of intellectual property) granted to third parties in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Borrower or any Subsidiary; and (h) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by any Requirement of Law; provided that the term “ Permitted Encumbrances” shall not include any Lien securing Indebtedness for borrowed money. “ Permitted Holders” means each owner of Equity Interests of the Borrower as of the Effective Date and their Affiliates. “ Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “ Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “ employer” as defined in Section 3(5) of ERISA. “ Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “ Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “ Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “ bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “ Pro Forma Basis” means, with respect to compliance with any test or covenant, that Consolidated EBITDA shall be calculated giving effect to (a) additional add backs (subject to the cap or limitation on the amount of each add back or type of add back set forth in the definition of Consolidated EBITDA) which are (i) determined by Borrower on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Exchange Act of 1934 and as interpreted by the staff of the SEC (or any successor agency); (ii) recommended by any due diligence quality of earnings report conducted by (y) a firm of independent public accountants of recognized national standing or (z) any other accounting firm reasonably satisfactory to the Administrative Agent, selected by the Borrower and retained by the Borrower; or (iii) otherwise determined in such other manner reasonably acceptable to the Administrative Agent, and (b) pro forma adjustments, without duplication for any add backs otherwise added back in Consolidated EBITDA, in each case as if such Acquisition, Permitted Acquisitions, related Indebtedness, or permitted asset sales, synergies, cost savings, fees, costs or expenses had occurred at the beginning of the applicable period; provided, for the avoidance of doubt, that notwithstanding the foregoing, the caps or limitations on the amounts of respective add backs set forth in the definition of Consolidated EBITDA will not be exceeded with respect to any pro forma adjustments set forth in clause (b) above. “ Projections” has the meaning assigned to such term in Section 5.01(f). “ PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “ QFC” has the meaning assigned to the term “ qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 28

“ QFC Credit Support” has the meaning assigned to it in Section 9.21(a). “ Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “ eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “ eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “ Qualified Equity Interests” means any Equity Interests other than Disqualified Equity Interests. “ Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, or any combination thereof (as the context requires). “ Reference Period” means, as of the last day of any fiscal quarter, the period of four (4) consecutive fiscal quarters of the Borrower and its Subsidiaries ending on such date. “ Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBOthe Term SOFR Rate, 11:00 a.m. (London5:00 a.m. (Chicago time) on the day that is two (2) London banking daysU.S. Government Securities Business Days preceding the date of such setting, and (2) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (3) if such Benchmark is not LIBOnone of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “ Register” has the meaning assigned to such term in Section 9.04(b)(iv). “ Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “ Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “ Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “ Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “ Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person’s Affiliates. “ Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing, or dumping of any substance into the environment. “ Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “ Relevant Public Company” shall mean the Person that is the registrant with respect to an Initial Public Offering. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate, and (ii) with respect to any RFR Borrowing, Adjusted Daily Simple SOFR, as applicable. 29

“ Required Lenders” means, subject to Section 2.20, at any time, Lenders having Credit Exposure and Unfunded Commitments representing more than 50% of the sum of the Aggregate Credit Exposure and Unfunded Commitments at such time; provided that, for purposes of declaring the Loans to be due and payable pursuant to Article VII, and for all purposes after the Loans become due and payable pursuant to Article VII or the Commitments expire or terminate, then, as to each Lender, the Unfunded Commitment of each Lender shall be deemed to be zero. Notwithstanding the foregoing, Required Lenders shall comprise of no less than two Lenders that are not Affiliates of one another, unless (a) all Lenders that are not Defaulting Lenders are Affiliates of one another or (b) there is only one Lender that is not a Defaulting Lender, in each case at such time. “ Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “ Responsible Officer” of any Person means the chief executive officer, general counsel, president, vice president or any Financial Officer of such Person, and any other officer (or, in the case of any such Person that is a Foreign Subsidiary, director or managing partner or similar official) of such Person with responsibility for the administration of the obligations of such Person under this Agreement. “ Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower, other than the payment of compensation in the ordinary course of business to holders of any such Equity Interests who are employees of the Borrower or any Subsidiary on such date of payment. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR. “ S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business. “ Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea,as of the Second Amendment Effective Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria). “ Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state, HerHis Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) or (d) any Person otherwise the subject of any Sanctions. “ Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, HerHis Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority. “ SEC” means the Securities and Exchange Commission of the United States of America. 30

“Second Amendment” means that certain Amendment No. 2 to Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent. “Second Amendment Effective Date” means June 28, 2023. “ Secured Obligations” means all Obligations, together with all Banking Services Obligations and Swap Agreement Obligations owing to one or more Lenders or their respective Affiliates by any Loan Party; provided that the definition of “ Secured Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor. “ Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) each Issuing Bank, (d) each provider of Banking Services, to the extent the Banking Services Obligations in respect thereof constitute Secured Obligations, (e) each counterparty to any Swap Agreement, to the extent the obligations thereunder constitute Secured Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and permitted assigns of each of the foregoing. “ Security Agreement” means that certain Pledge and Security Agreement (including any and all supplements thereto), dated as of the Effective Date, among the Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and any other pledge or security agreement securing the Secured Obligations entered into, after the date of this Agreement by such Loan Parties (as required by this Agreement or any other Loan Document) or any other Loan Party for the benefit of the Administrative Agent and the Secured Parties, as the same may be amended, modified, restated or otherwise supplemented from time to time. “ SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day publishedas administered by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day.. “ SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “ SOFR Administrator’s Website” means the NYFRB’s Websitewebsite, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “ Solvency Certificate” means the solvency certificate executed and delivered by a Financial Officer of the Borrower on the Effective Date, substantially in the form of Exhibit H. “ Solvent” means, with respect to the Borrower and its Subsidiaries, on a consolidated basis, that as of the date of determination (a) the fair value of the assets of the Borrower and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Borrower and its Subsidiaries, on a consolidated basis, will be or is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. For purposes of this definition, the amount of any contingent 31 liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. “ Standby LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all standby Letters of Credit outstanding at such time plus (b) the aggregate amount of all LC Disbursements relating to standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower at such time. The Standby LC Exposure of any Lender at any time shall be its Applicable Percentage of the aggregate Standby LC Exposure at such time. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). Such reserve percentage shall include those imposed pursuant to Regulation D of the Board. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “ Subordinated Indebtedness” means any Indebtedness of the Borrower or any Subsidiary that is expressly subordinated by a written agreement (a) in right of payment and performance to the Obligations and/or (b) in respect of security to the Liens securing the Secured Obligations, in each case, to the reasonable satisfaction of the Administrative Agent. “ subsidiary” means, with respect to any Person (the “ parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent and/or one or more subsidiaries of the parent. “ Subsidiary” means any direct or indirect subsidiary of the Borrower. “ Supported QFC” has the meaning assigned to it in Section 9.21(a). “ Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement. “ Swap Agreement Obligations” means any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any Swap Agreement permitted hereunder with a counterparty that, at the time of execution of any such Swap Agreement, was a Lender or an Affiliate of a Lender (regardless of whether such counterparty subsequently ceases to be a Lender or Affiliate of a Lender), and (b) any cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction permitted hereunder with a Lender or an Affiliate of a Lender. 32

“ Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “ swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder. “ Tax Amount” means the Highest Owner Tax Amount divided by the Percentage Interest in the Borrower held by the direct or indirect owner described in the definition of “ Highest Owner Tax Amount”. “ Tax Distribution” means, for so long as the Borrower is classified as a partnership or a disregarded entity for U.S. federal income tax purposes, dividends or distributions made from time to time by any Loan Party to enable members or other beneficial owners of Borrower to pay their U.S. federal and state income tax liabilities in respect of income earned by the Borrower. “ Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate. “Term Benchmark Borrowing” has the meaning given in Section 1.02. “Term Benchmark Loan” has the meaning given in Section 1.02. “ Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event. Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “ Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.14 that is not Term SOFR to deliver a Term SOFR Notice.Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long 33 as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “ Threshold Amount” means the greater of (x) $10,000,000 and (y) 15% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available. “ Transactions” means the execution, delivery and performance by each Loan Party of each Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds of the Loans hereunder and the issuance of Letters of Credit hereunder. “ Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBOTerm SOFR Rate, the Adjusted Daily Simple SOFR or the Alternate Base Rate. “ UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state, the laws of which are required to be applied in connection with the issue of perfection of security interests. “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “ Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “ Unfunded Commitment” means, with respect to each Lender, the Commitment of such Lender less its Credit Exposure. “ Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (a) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (b) any other obligation (including any guarantee) that is contingent in nature at such time; or (c) an obligation to provide collateral to secure any of the foregoing types of obligations. “ U.S.” or “ United States” means the United States of America. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “ U.S. Person” means a “ United States person” within the meaning of Section 7701(a)(30) of the Code. “ U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.21(a). “ USA Patriot Act” has the meaning assigned to such term in Section 9.14. “ Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. 34

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule., and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “ EurodollarTerm Benchmark Loan”). Borrowings also may be classified and referred to by Type (e.g., a “ EurodollarTerm Benchmark Borrowing”). SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “ include”, “ includes” and “ including” shall be deemed to be followed by the phrase “ without limitation”. The word “ will” shall be construed to have the same meaning and effect as the word “ shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “ herein”, “ hereof” and “ hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference in any definition to the phrase “ at any time” or “ for any period” shall refer to the same time or period for all calculations or determinations within such definition, (f) any law, rule or regulation herein shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time and (g) the words “ asset” and “ property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of such change in GAAP or in the application thereof (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such is provision amended in accordance herewith. Notwithstanding the foregoing and for the avoidance of doubt, notwithstanding any change in GAAP after December 31, 2018 that would require lease obligations that would be treated as operating leases as of the date hereof to be classified and accounted for as financing leases or otherwise reflected on the Borrowers’ consolidated balance sheet, for the purposes of determining compliance with any covenant contained herein, such obligations (whether entered into as of the date hereof or thereafter) shall be treated in the same manner as operating leases are treated on December 31, 2018. Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (x) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “ fair value”, as defined therein and (y) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such 35

Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. SECTION 1.05 Status of Obligations. In the event that any Loan Party shall at any time issue or have outstanding any Subordinated Indebtedness, the Borrower shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness. Without limiting the foregoing, the Secured Obligations are hereby designated as “ senior indebtedness” and as “ designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding. SECTION 1.06 Interest Rates; LIBOR NotificationBenchmark Notifications. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered ratea Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, Section 2.14(cb) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, as required pursuant to Section 2.14(e), of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate”any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.14(c), whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.14(d)),, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rateexisting interest rate being replaced or have the same volume or liquidity as did the London interbank offeredany existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.07 Pro Forma Calculations. With respect to any period during which the Transactions occur, for purposes of the calculation of the Consolidated EBITDA, Consolidated Total Assets, Consolidated Total Net Leverage Ratio or for any other similar purpose hereunder, with respect to such period shall be made on a Pro Forma Basis. SECTION 1.08 Rounding. Any financial ratios required to be maintained pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by 36 dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up for five). For example, if the relevant ratio is to be calculated to the hundredth decimal place and the calculation of the ratio is 5.125, the ratio will be rounded up to 5.13. ARTICLE II. The Credits SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender severally (and not jointly) agrees to make Loans in Dollars to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result (after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.10) in (a) such Lender’s Credit Exposure exceeding such Lender’s Commitment or (b) the Aggregate Credit Exposure exceeding the aggregate Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans. SECTION 2.02 Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or EurodollarTerm Benchmark Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any EurodollarTerm Benchmark Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Section 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any EurodollarTerm Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is (x) an integral multiple of $100,000 and not less than $500,000 or (y) such lesser amount constituting the remaining undrawn Commitments. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is (x) an integral multiple of $100,000 and not less than $500,000 or (y) such lesser amount constituting the remaining undrawn Commitments; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of eight (8) EurodollarTerm Benchmark Borrowings or RFR Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. (e) For avoidance of doubt and except as otherwise set forth in Section 2.14, there shall be no RFR Loans or RFR Borrowings prior to there being a Benchmark Transition Event that results in Daily Simple SOFR being the Benchmark Replacement in accordance with Section 2.14 for Borrowings of any Loans. SECTION 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by submitting a Borrowing Request (a) in the case of a EurodollarTerm Benchmark Borrowing, not later than 11:00 a.m., New York City time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the day of the proposed Borrowing; provided that any such notice of an ABR Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such Borrowing 37

Request shall be irrevocable and shall be signed by a Responsible Officer of the Borrower. Each such Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the aggregate amount of the requested Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be an ABR Borrowing or a EurodollarTerm Benchmark Borrowing; (iv) in the case of a EurodollarTerm Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “ Interest Period”; and (v) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested EurodollarTerm Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04 [Intentionally Omitted]. SECTION 2.05 [Intentionally Omitted]. SECTION 2.06 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request from any Issuing Bank the issuance of Letters of Credit in Dollars as the applicant thereof for the support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, theno Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit (i) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (ii) if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain thesuch Issuing Bank from issuing such Letter of Credit, or any Requirement of Law relating to thesuch Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over thesuch Issuing Bank shall prohibit, or request that thesuch Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon thesuch Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Second Amendment Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Second Amendment Effective Date and which the Issuing Bank in good faith deems material to it, or (iii) if the issuance of such Letter of Credit would violate one or more policies of thesuch Issuing Bank applicable to letters of credit generally; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be 38 deemed not to be in effect on the Second Amendment Effective Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or fax (or transmit through Electronic Systems, if arrangements for doing so have been approved by the applicable Issuing Bank) to theany Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension, but in any event no less than three Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.06), the amount of such Letter of Credit, the name and address of the beneficiary thereof, and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the applicable Issuing Bank and using such Issuing Bank’s standard form (each, a “ Letter of Credit Agreement”). A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure shall not exceed the Issuing BankLC Sublimit (unless otherwise agreed by the Borrower and the applicable Issuing BankBanks), (ii) no Lender’s Credit Exposure shall exceed its Commitment and (iii) the Aggregate Credit Exposure shall not exceed the aggregate Commitments. Notwithstanding the foregoing or anything to the contrary contained herein, no Issuing Bank shall be obligated to issue or modify any Letter of Credit if, immediately after giving effect thereto, the outstanding LC Exposure in respect of all Letters of Credit issued by such Person and its Affiliates would exceed such Issuing Bank’s Issuing Bank Sublimit. Without limiting the foregoing and without affecting the limitations contained herein, it is understood and agreed that the Borrower may from time to time request that an Issuing Bank issue Letters of Credit in excess of its individual Issuing Bank Sublimit in effect at the time of such request, and each Issuing Bank agrees to consider any such request in good faith. Any Letter of Credit so issued by an Issuing Bank in excess of its individual Issuing Bank Sublimit then in effect shall nonetheless constitute a Letter of Credit for all purposes of the Credit Agreement, and shall not affect the Issuing Bank Sublimit of any other Issuing Bank, subject to the limitations on the aggregate LC Exposure set forth in clause (i) of this Section 2.06(b).. (c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination or non-renewal by notice from the applicable Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date that is one year after the date of the issuance of such Letter of Credit and (ii) the date that is five Business Days prior to the Maturity Date; provided that any Letter of Credit with a one year tenor may, in the applicable Issuing Bank’s sole and absolute discretion, contain customary automatic renewal provisions acceptable to the Issuing Bank pursuant to which the expiration date of such Letter of Credit shall be automatically extended for a period of up to 12 months (but not to a date later than the date set forth in clause (ii) above, except to the extent otherwise cash collateralized or backstopped pursuant to arrangements reasonably acceptable to the applicable Issuing Bank and the Administrative Agent). (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, theapplicable Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the applicable Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement in Dollars made by thesuch Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section 2.06, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or 39 reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever in Dollars. (e) Reimbursement. If theany Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 11:00 a.m., New York City time, on (i) the Business Day that the Borrower receives notice of such LC Disbursement, if such notice is received prior to 9:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is received after 9:00 a.m., New York City time, on the day of receipt; provided that, if such LC Disbursement is greater than or equal to $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof, and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse thesuch Issuing Bank, then to such Lenders and the Issuing Bank, as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by thean Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder (other than the defense of payment or performance). Neither the Administrative Agent, the Lenders nor theany Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to excuse theany Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the applicable Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of thean Issuing Bank (as finally determined by a court of competent jurisdiction), thesuch Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, theeach Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept 40 and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. TheEach Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. TheEach Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by fax or through Electronic Systems) of such demand for payment and whether thesuch Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse thesuch Issuing Bank and the Lenders with respect to any such LC Disbursement. (h) Interim Interest. If theany Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans and such interest shall be due and payable on the date when such reimbursement is due and payable; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the applicable Issuing Bank shall be for the account of such Lender to the extent of such payment. (i) Replacement and Resignation of an Issuing Bank. (i) Any Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of thean Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (x) the successor Issuing Bank shall have all the rights and obligations of the Issuing Banks under this Agreement with respect to Letters of Credit to be issued thereafter and (y) references herein to the term “ Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Banks, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (ii) Subject to the appointment and acceptance of a successor Issuing Bank by the Borrower and the Administrative Agent, theany Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower and the Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with this Section 2.06(i). (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives written notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account of a Loan Party maintained with the Administrative Agent or that is subject to a Control Agreement (the “ LC Collateral Account”), an amount in cash (or in a manner otherwise acceptable to the Administrative Agent) equal to 105% of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. The Borrower also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.11(b) or 2.20. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the LC Collateral Account and the Borrower hereby grants the Administrative Agent a security interest in the LC Collateral Account 41 and all moneys or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of the Required Lenders), be applied to satisfy other Secured Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. (k) Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions, amendments and renewals, all expirations and cancelations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the stated amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which the Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement, and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank. (l) LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination. (m) [Intentionally Omitted]. (n) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “ account party,” “ applicant,” “ customer,” “ instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. SECTION 2.07 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof solely by wire transfer of immediately available funds by 2:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the funds so received in the aforesaid account of the Administrative Agent to the Funding 42

Account(s); provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower each severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing; provided that any interest received from the Borrower by the Administrative Agent during the period beginning when Administrative Agent funded the Borrowing until such Lender pays such amount shall be solely for the account of the Administrative Agent. SECTION 2.08 Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a EurodollarTerm Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a EurodollarTerm Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.08. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election either in writing (delivered by hand or fax) by delivering an Interest Election Request signed by a Financial Officer of the Borrower or through Electronic Systems, if arrangements for doing so have been approved by the Administrative Agent, by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable. (c) Each Interest Election Request (including requests submitted through Electronic Systems) shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing or a EurodollarTerm Benchmark Borrowing; and (iv) if the resulting Borrowing is a EurodollarTerm Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “ Interest Period”. 43

If any such Interest Election Request requests a EurodollarTerm Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a EurodollarTerm Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a EurodollarTerm Benchmark Borrowing for an additional Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a EurodollarTerm Benchmark Borrowing and (ii) unless repaid, each EurodollarTerm Benchmark Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto. SECTION 2.09 Termination and Reduction of Commitments. (a) Unless previously terminated, all of the Commitments shall terminate on the Maturity Date. (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is (x) an integral multiple of $250,000 and not less than $500,000 or (y) such lesser amount constituting the remaining undrawn Commitments and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the Aggregate Credit Exposure would exceed the aggregate Commitments. (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section 2.09 at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.09 shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or transactions, in which case such notice may be revoked or extended by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. SECTION 2.10 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.10 shall be prima facie evidence of the existence and amounts of the Obligations recorded therein; provided that the 44 failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. (e) Any Lender may request in writing to the Borrower that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and substantially in the form of Exhibit I. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). SECTION 2.11 Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (e) of this Section 2.11 and, if applicable, payment of any break funding expenses under Section 2.16; provided that each prepayment shall be in an aggregate amount that is (x) an integral multiple of $250,000 and not less than $500,000 or (y) such lesser amount constituting the entire outstanding amount of such Borrowing. In the absence of such direction by the Borrower, voluntary prepayments shall be applied first, to any outstanding ABR Loans until such ABR Loans are repaid in full, and then, to any outstanding EurodollarTerm Benchmark Loans (in each case, in direct order of maturity). (b) The Borrower shall notify the Administrative Agent in writing or by telephone (confirmed by fax) or through Electronic Systems, if arrangements for doing so have been approved by the Administrative Agent, of any prepayment hereunder (i) (A) in the case of prepayment of a EurodollarTerm Benchmark Borrowing, not later than 1:00 p.m10:00 a.m., New York City time, three (3) U.S. Government Securities Business Days before the date of the proposed prepayment, and (B) in the case of an RFR Borrowing, not later than 10:00 a.m., New York City time, five (5) U.S. Government Securities Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 1:00 p.m., New York City time, on the date of the proposed prepayment. Each such telephone and written notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09 or is otherwise conditioned upon the consummation of a transaction, then such notice of prepayment may be revoked (or extended) if such notice of termination is revoked or extended in accordance with Section 2.09 or such transaction does not occur. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued but unpaid interest to the extent required by Section 2.13. SECTION 2.12 Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the rate of 0.35% per annum on the average daily unused amount of the Commitment of such applicable Lender during the period from and including the Effective Date to but excluding the date on which the Lenders’ Commitments terminate; provided, that no commitment fee shall accrue on the Commitment of a Defaulting Lender for so long as such Lender is a Defaulting Lender. Accrued commitment fees shall be payable in arrears on the first Business Day of each fiscal quarter of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit (the “ Participation Fee”), which shall accrue at the same Applicable Rate used to determine the interest rate applicable to EurodollarTerm Benchmark Loans on 45 the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure; provided, that, with respect to each Letter of Credit, the Participation Fee shall equal 1.00% per annum to the extent that the Borrower shall deposit in an account maintained with the Administrative Agent, an amount in cash or Cash Equivalents equal to 105% of the LC Exposure as of such date with respect to such Letter of Credit (or such lesser amount as agreed by the Administrative Agent), and (ii) to theeach Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as theeach Issuing Bank’s standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit or processing of drawings thereunder (if consistent with customary practices of such Issuing Bank, pursuant to written documentation separately agreed to by the Borrower). Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to theany Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after written demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Borrower agrees to pay to the Administrative Agent and the Lead Arranger, for their own respective accounts, fees payable in the amounts and at the times separately agreed upon in writing between the Borrower, on the one hand, and the Administrative Agent and the Lead Arranger, on the other. (d) All fees payable hereunder shall be paid on the dates due, in dollars in immediately available funds, to the Administrative Agent (or to theany Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances. SECTION 2.13 Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising each EurodollarTerm Benchmark Borrowing shall bear interest at the Adjusted LIBOTerm SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. Each RFR Loan shall bear interest at a rate per annum equal to the Adjusted Daily Simple SOFR plus the Applicable Rate. (c) Notwithstanding the foregoing, during the occurrence and continuance of an Event of Default, the Administrative Agent or the Required Lenders may, at their option, by written notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.02 requiring the consent of “ each Lender affected thereby” for reductions in interest rates), declare that (i) all Loans that are overdue shall bear interest at 2% plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount hereunder that is overdue, such amount shall accrue at 2% plus the rate applicable to such fee or other obligation as provided hereunder. (d) Accrued interest on each Loan (for ABR Loans, accrued through the last day of the prior calendar month) shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.13 shall be payable on written demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount 46 repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any EurodollarTerm Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (e) All interestcomputed by reference to the Term SOFR Rate or Daily Simple SOFR hereunder shall be computed on the basis of a year of 360 days, except that interest. Interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in. In each case, interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). TheAll interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. Any determination of the applicable Alternate Base Rate, Adjusted LIBOTerm SOFR Rate or LIBO Rate, Term SOFR Rate, Adjusted Daily Simple SOFR or Daily Simple SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. SECTION 2.14 Alternate Rate of Interest; Illegality. (a) Subject to clauses (b), (c), (d), (e), and (f), (g) and (h) of this Section 2.14, if prior to the commencement of any Interest Period for a Eurodollar Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing that adequate and reasonable means do not exist for ascertaining the Adjusted LIBOTerm SOFR Rate or the LIBO Rate, as applicable (including, without limitation, by means of an Interpolated Rate or because the LIBO ScreenTerm SOFR Reference Rate is not available or published on a current basis), for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted LIBOTerm SOFR Rate orfor the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or Loan) included in such Borrowing for such Interest Period, or (B) at any time, the applicable Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders through any Electronic SystemsSystem as provided in Section 9.01Section 9.01 as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Eurodollar Borrowing shall be repaid or converted into an ABR Borrowing on the last day of the then current Interest Period applicable thereto, and (B) ifTerm Benchmark Borrowing and any Borrowing Request that requests a Eurodollar Borrowing (or if in the absence of instructions, a Borrowing would automatically have continued as or been converted into a Eurodollar Borrowing), such Borrowing shall be made as (or continued as or converted into) an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (1) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (2) an ABR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice 47 from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, an ABR Loan. (b) If any Lender determines that any Requirement of Law has made it unlawful, or if any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, fund or continue any Eurodollar Borrowing, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligations of such Lender to make, maintain, fund or continue Eurodollar Loans or to convert ABR Borrowings to Eurodollar Borrowings will be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower will upon demand from such Lender (with a copy to the Administrative Agent), either prepay or convert all Eurodollar Borrowings of such Lender to ABR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the Borrower will also pay accrued interest on the amount so prepaid or converted. (b) (c) Notwithstanding anything to the contrary herein or in any other Loan Document, (and any Swap Agreement shall be deemed not to be a “ Loan Document” for purposes of this Section 2.14), if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “ Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (32) of the definition of “ Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (d) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (d) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion. 48

(c) (e) In connection with the implementation of a Benchmark ReplacementNotwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right, in consultation with the Borrower, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) (f) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause Section 2.14(de) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14. (e) (g) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR or LIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “ Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “ Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) (h) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to any Relevant Rate, the Borrower may revoke any request for a EurodollarTerm Benchmark Borrowing of, conversion to or continuation of EurodollarTerm Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans(A) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.14, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, an ABR Loan. 49

SECTION 2.15 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBOTerm SOFR Rate) or the Issuing Bank; (ii) impose on any Lender or the Issuing Bank or the Londonapplicable offshore interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, thesuch Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will, following receipt of a certificate from such Lender or Issuing Bank in accordance with clause (c) of this Section 2.15, pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or the Issuing Bank determines in good faith that any Change in Law regarding capital or liquidity requirements has or would have the effect of materially reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of any Loan Document or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by thesuch Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will, following receipt of a certificate from such Lender or the Issuing Bank in accordance with clause (c) of this Section 2.15, pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or theany Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.15 shall be delivered to the Borrower and shall be conclusive absent manifest error; provided, that in each case such Lender or Issuing Bank shall determine such amount or amounts in good faith and in a manner generally consistent with such Lender’s or Issuing Bank’s treatment of similarly situated borrowers of such Lender or Issuing Bank (with respect to similarly affected commitments, loans or participations under agreements having provisions similar to this Section 2.15) after consideration of such factors as such Lender or Issuing Bank then reasonably determines to be relevant. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. (d) Failure or delay on the part of any Lender or theany Issuing Bank to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 2.15 for any increased costs or reductions incurred more than 270 days prior to the date that 50 such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor by delivery of a certificate in accordance with clause (c) of this Section 2.15; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.16 Break Funding Payments. (a) SECTION 2.16 Break Funding Payments. InWith respect to Loans that are not RFR Loans, in the event of (ai) the payment of any principal of any EurodollarTerm Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (bii) the conversion of any EurodollarTerm Benchmark Loan other than on the last day of the Interest Period applicable thereto, (ciii) the failure to borrow, convert, continue or prepay any EurodollarTerm Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.112.09(bc) and is revoked in accordance therewith), or (div) the assignment of any EurodollarTerm Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or 9.02(d), then, in any such event, after receipt of a written request by such Lender (which request shall set forth the basis for requesting such amount and, absent manifest error, the amount requested shall be conclusive), the Borrower shall compensate sucheach Lender for the loss, cost and expense attributable to such event, but excluding any losses of anticipated profits. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market, but excluding any losses of anticipated profits. A certificate of any Lender setting forth theany amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16, showing in reasonable detail the basis for the calculation thereof, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11 and is revoked in accordance therewith) or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 2.18, then, in any such event, After receipt of a written request by such Lender (which request shall set forth the basis for requesting such amount and, absent manifest error, the amount requested shall be conclusive), the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event but excluding any losses of anticipated profits. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. SECTION 2.17 Payments Free of Taxes. (a) All payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to 51 the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Lender (or, in the case of any amount received by the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission 52 would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “ interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “ business profits” or “ other income” article of such tax treaty; (2) an executed copy of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “ bank” within the meaning of Section 881(c)(3)(A) of the Code, a “ 10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “ controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “ U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable 53 reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “ FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) Defined Terms. For purposes of this Section 2.17, the term “ Lender” includes any Issuing Bank and the term “ applicable law” includes FATCA. SECTION 2.18 Payments Generally; Allocation of Proceeds; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) at or prior to the time expressly required hereunder (or, if not such time is expressly required, no later than 1:00 p.m., New York City time), on the date when due, in immediately available funds, without set off, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York10 South Dearborn, Floor L2, Suite IL1-1145, Chicago, Illinois, except payments to be made directly to the applicable Issuing Banks as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any 54 payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars. (b) Any proceeds of Collateral received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrower), or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent and the applicable Issuing Bank from the Borrower (other than in connection with Banking Services Obligations or Swap Agreement Obligations), second, to pay any fees, indemnities, or expense reimbursements then due to the Lenders from the Borrower (other than in connection with Banking Services Obligations or Swap Agreement Obligations), ratably, third, to pay interest then due and payable on the Loans ratably, fourth, to prepay principal on the Loans and unreimbursed LC Disbursements and to pay any amounts owing in respect of Swap Agreement Obligations and Banking Services Obligations up to and including the amount most recently provided to the Administrative Agent pursuant to Section 2.23, ratably, fifth, to pay an amount to the Administrative Agent equal to one hundred five percent (105%) of the aggregate LC Exposure, to be held as cash collateral for such Obligations, and sixth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender from the Borrower or any other Loan Party, ratably. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default is in existence, neither the Administrative Agent nor any Lender shall apply any payment which it receives to any EurodollarTerm Benchmark Loan, except (i) on the expiration date of the Interest Period applicable thereto, or (ii) in the event, and only to the extent, that there are no outstanding ABR Loans and, in any such event, the Borrower shall pay the break funding payment required in accordance with Section 2.16. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations. Notwithstanding the foregoing, Secured Obligations arising under Banking Services Obligations or Swap Agreement Obligations shall be excluded from the application described above and paid in clause sixth if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may have reasonably requested from the applicable provider of such Banking Services or Swap Agreements. (c) At the election of the Administrative Agent during the continuance of an Event of Default, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder, whether made following a request by the Borrower pursuant to Section 2.03 or a deemed request as provided in this Section, or may be deducted from any deposit account of the Borrower maintained with the Administrative Agent. The Borrower hereby irrevocably authorizes, during the continuance of an Event of Default, (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due and payable hereunder or any other amount due and payable under the Loan Documents and agrees that all such amounts charged shall constitute Loans, and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03, and (ii) the Administrative Agent to charge any deposit account of the Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due and payable hereunder or any other amount due and payable under the Loan Documents. (d) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment 55 of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (e) Unless the Administrative Agent shall have received, prior to any date on which any payment is due to the Administrative Agent for the account of the Lenders or thean Issuing Bank pursuant to the terms hereof or any other Loan Document (including any date that is fixed for prepayment by notice from the Borrower to the Administrative Agent pursuant to Section 2.11(c)), notice from the Borrower that the Borrower will not make such payment or prepayment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (f) The Administrative Agent may from time to time provide the Borrower with account statements or invoices with respect to any of the Secured Obligations (the “ Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrower’s convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrower pays the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrower shall not be in default of payment with respect to the billing period indicated on such Statement; provided that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time. SECTION 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (i) any Lender requests compensation under Section 2.15, (ii) the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or (iii) any Lender becomes a Defaulting Lender or a Non-Consenting Lender, then, in each case, the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 or 2.17) and obligations under the Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) to the extent required under Section 9.04, the Borrower shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, the Issuing BankBanks), which consent shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest 56 and fees) or the Borrower (in the case of all other amounts), (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments, and (iv) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation permanently cease to apply. Each party hereto agrees that (i) an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment and delegation need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided further that any such documents shall be without recourse to or warranty by the parties thereto. SECTION 2.20 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.12(a); (b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.18(b) or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank hereunder; third, to cash collateralize the Issuing Banks’ LC Exposure with respect to such Defaulting Lender in accordance with this Section 2.20; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Banks’ future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section 2.20; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or 57 to post cash collateral pursuant to this Section 2.20 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (c) the Commitment and Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders, as applicable, have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02) and such Defaulting Lender shall not be entitled to vote thereon; provided that any amendment, waiver or other modification requiring the consent of all Lenders or each affected Lender affected which affects such Defaulting Lender disproportionately when compared to the other affected Lenders, or increases or extends the Commitment of such Defaulting Lender, shall require the consent of such Defaulting Lender; (d) if any LC Exposure exists at the time such Lender becomes a Defaulting Lender and such Lender is a Lender then: (i) all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only (x) to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Credit Exposure to exceed its Commitment and (y) if the conditions set forth in Section 4.02 are satisfied at such time; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one (1)(1) Business Day following notice by the Administrative Agent, cash collateralize for the benefit of the Issuing BankBanks only the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding; (iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(a) and 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and. (e) so long as such Lender is a Defaulting Lender and a Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and such Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.20(d), and LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(d)(i) (and such Defaulting Lender shall not participate therein). If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the 58

Issuing Bank, as the case may be, shall have entered into arrangements with the Borrower or such Lender, satisfactory to each Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder. In the event that the Administrative Agent, the Borrower and each Issuing Bank each agrees that a Defaulting Lender that is a Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage. SECTION 2.21 Returned Payments. If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.21 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.21 shall survive the termination of this Agreement. SECTION 2.22 Expansion Option; Incremental Facilities. (a) The Borrower may from time to time elect to increase the Commitments in a minimum amount of $5,000,000 and an integral multiple of $1,000,000 in excess thereof so long as, after giving effect thereto, the aggregate amount of all such Commitment increases does not exceed $50,000,000. Each request from the Borrower pursuant to this Section 2.22 shall set forth the requested amount and proposed terms of the relevant Commitment increase. The Borrower may arrange for any such Commitment increase to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, an “ Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “ Augmenting Lender”), to increase the existing Commitments; provided, that (i) each Augmenting Lender (other than any Affiliate of an existing Lender) shall, to the extent required by Section 9.04, be subject to the approval of the Administrative Agent and the Issuing BankBanks, which approvals shall not be unreasonably withheld, conditioned or delayed, and (ii) (A) in the case of an Increasing Lender, the Borrower and such Increasing Lender execute an agreement substantially in the form of Exhibit E, and (B) in the case of an Augmenting Lender, the Borrower and such Augmenting Lender execute an agreement substantially in the form of Exhibit F hereto. No existing Lender shall have any obligation or be required to provide any Commitment increase unless it expressly so agrees. No consent of any Lender (other than the Lenders participating in such Commitment increase) shall be required for any such increase pursuant to this Section 2.22. (b) Commitment increases created pursuant to this Section 2.22 shall become effective on the date agreed by the Borrower, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no increase in the Commitments (or in the Commitment of any Lender) shall become effective under this paragraph unless (i) on the proposed date of the effectiveness of such Commitment increase: (A) (1) the representations and warranties of the Borrower set forth in this Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that it is already qualified or modified by materiality in the text thereof) as of such date; and (2) no Default exists on such date; and (B) the Borrower shall be in compliance on a Pro Forma Basis with the financial covenant set forth in Section 6.10, recomputed (1) as if such Commitment increase (and the application of proceeds thereof to the repayment of any other Indebtedness) had occurred on the first day of the Reference Period then most recently ended for which the Borrower has delivered Financial Statements (treating all such Commitment increases as fully drawn), and (2) with Consolidated Funded Debt measured as of the date of and immediately after giving effect to any funding in connection with such Commitment increase (and the application of proceeds thereof to the repayment of any other Indebtedness) and (3) with Consolidated EBITDA measured for the Reference Period then most recently ended for which the Borrower has 59 delivered Financial Statements; and (ii) solely to the extent the Borrower in its sole discretion has agreed to pay additional fees to the Administrative Agent or the Lenders in connection with such Commitment increase, the Borrower shall have paid to the Administrative Agent and the Lenders such fees; provided, however, that the conditions set forth in clauses (i) and (ii) shall be subject to Section 5.10. (c) On the effective date of any increase in the Commitments, (i) to the extent applicable, each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such Commitment increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Loans of all the Lenders to equal its Applicable Percentage of such outstanding Loans and (ii) the Borrower shall be deemed to have repaid and reborrowed all outstanding Loans as of the date of any increase in the Commitments (with such reborrowing to consist of the Types of Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower, in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each EurodollarTerm Benchmark Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. The terms (including interest, fees and amortization) of any increase in the Commitments shall be the same as those of the existing Commitments. (d) The Borrower and the Administrative Agent may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.22. Nothing contained in this Section 2.22 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time. SECTION 2.23 Banking Services and Swap Agreements. Each Lender or Affiliate thereof providing Banking Services for, or having Swap Agreements with, any Loan Party or any Subsidiary shall deliver to the Administrative Agent, promptly after entering into such Banking Services or Swap Agreements, written notice setting forth the aggregate amount of all Banking Services Obligations and Swap Agreement Obligations of such Loan Party or Subsidiary thereof to such Lender or Affiliate (whether matured or unmatured, absolute or contingent); it being understood that one such notice with respect to a specified ISDA Master Agreement shall be sufficient to give notice of all transactions thereunder, without the need for separate notices for each individual transaction thereunder. In furtherance of that requirement, each such Lender or Affiliate thereof shall furnish the Administrative Agent, from time to time after a significant change therein or upon a request therefor, a summary of the amounts due or to become due in respect of such Banking Services Obligations and Swap Agreement Obligations. The most recent information provided to the Administrative Agent shall be used in determining which tier of the waterfall, contained in Section 2.18(b), such Banking Services Obligations and/or Swap Agreement Obligations will be placed. ARTICLE III. Representations and Warranties The Borrower and each other Loan Party represents and warrants to the Lenders that: SECTION 3.01 Organization; Powers. Each of the Borrower and its Subsidiaries is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. SECTION 3.02 Authorization; Enforceability. The Transactions are within each Loan Party’s organizational or constitutional powers and have been duly authorized by all necessary organizational and, if required, stockholder or other equity holder action. Each Loan Document to which each Loan Party is a party has 60 been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, except for filings necessary to perfect Liens created pursuant to the Loan Documents and except as would not reasonably be expected to result in a Material Adverse Effect, (ii) will not violate in any respect any applicable law or regulation or the charter, by-laws or other organizational or constitutional documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority except as would not reasonably be expected to result in a Material Adverse Effect, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries except as would not reasonably be expected to result in a Material Adverse Effect, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries (other than Liens created pursuant to or otherwise permitted under the Loan Documents). SECTION 3.04 Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2018, reported on by its independent public accountants and (ii) as of and for the fiscal month and the portion of the fiscal year ended December 31, 2019. All such financial statements are prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the financial position of the Borrower and its Subsidiaries as of such dates and the results of the operations and cash flows of the Borrower and its Subsidiaries for such periods, in all material respects. (b) Since December 31, 2018, there has been no event, development or circumstance that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. SECTION 3.05 Properties; Intellectual Property. (a) As of the date of this Agreement, Schedule 3.05 sets forth the address of each parcel of real property that is owned or leased by any Loan Party. Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except (x) for defects in title that do not interfere with its ability to conduct its business as conducted from time to time or to utilize such properties for their intended purposes and (y) to the extent encumbered by Liens permitted under the Loan Documents. (b) A correct and complete list of all intellectual property owned by any Loan Party or any Subsidiary that is registered or applied for with the United States Patent and Trademark Office, the United States Copyright Office or any other similar government or administrative agency, as of the date of this Agreement, is set forth on Schedule 3.05. Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents, trade secrets and other intellectual property used in or otherwise necessary and material to its business as currently conducted, and the operation of their respective business by the Borrower and its Subsidiaries does not infringe upon or violate the rights of any other Person, except for any such infringements or violations that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.06 Litigation and Environmental Matters. (a) There are no actions, suits, proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely 61 determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any Loan Document or the Transactions. (b) Except for the Disclosed Matters (i) no Loan Party nor any of its Subsidiaries has received written notice of any claim with respect to any Environmental Liability or knows of any basis for any such Environmental Liability, in each case, except as would not reasonably be expected to result in a Material Adverse Effect and (ii) except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party nor any of its Subsidiaries (1) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law or (2) has become subject to any Environmental Liability. (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect. SECTION 3.07 Compliance with Laws and Agreements. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.08 Investment Company Status. Neither the Borrower nor any of its Subsidiaries is an “ investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.09 Taxes. Each Loan Party and each Subsidiary has timely filed or caused to be filed all U.S. federal income and all other material Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes (including withholding Taxes) required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary has set aside on its books adequate reserves in accordance with GAAP. No claims or investigations are being or, to the knowledge of any Loan Party, reasonably likely to be, made or conducted against any Loan Party with respect to Taxes except as would not reasonably be expected to result in a Material Adverse Effect. SECTION 3.10 ERISA. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan. (b) As of the Effective Date, the Borrower is not and will not be using “ plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments. SECTION 3.11 Disclosure. (a) No written information of a factual nature other than the projections, other forward-looking information and information of a general economic or industry specific nature furnished by or by a representative of the Borrower on behalf of the Borrower or any of its Subsidiaries in connection with this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, when taken as a whole, not materially misleading in light of the circumstances under which such statements are made; provided that, with respect to any projections, other forward-looking information and information of a general economic or industry specific nature, the Borrower represents only that such projections, other forward-looking information and information of a general economic or 62 industry specific nature were prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time delivered and, if such projections were delivered prior to the First Effective Date, as of the First Effective Date, it being recognized by Lenders that any such projections other forward-looking information and information of a general economic or industry specific nature are subject to significant uncertainties and contingencies, many of which are beyond the Loan Parties’ control, that no assurance can be given that any particular projections will be realized and that actual results may differ and that such differences may be material and are not a guarantee of performance. (b) As of the First Effective Date, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the First Effective Date to any Lender in connection with this Agreement is true and correct in all material respects. SECTION 3.12 No Default. No Default or Event of Default exists or would result from the incurrence by the Borrower or any Subsidiary of any Obligations hereunder or under any other Loan Document. SECTION 3.13 Solvency. The Borrower and the Subsidiaries, on a consolidated basis, are Solvent. SECTION 3.14 Insurance. Schedule 3.14 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and the Subsidiaries as of the Effective Date. The Borrower believes that the insurance maintained by or on behalf of the Borrower and its Subsidiaries is adequate and customary for companies engaged in the same or similar businesses of similar size operating in the same or similar locations. SECTION 3.15 Capitalization and Subsidiaries. As of the Effective Date, Schedule 3.15 is a complete list of each of the Borrower’s Subsidiaries and such Subsidiary’s jurisdiction of incorporation. All of the issued and outstanding Equity Interests owned by any Loan Party in each of its Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. SECTION 3.16 Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on and security interests in, all the Collateral purported to be secured by the Collateral Documents in favor of the Administrative Agent, for the benefit of the Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except (i) Permitted Encumbrances to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law, (ii) Liens perfected only by possession (including possession of any certificate of title), but only to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral and (iii) any other Liens not required to be perfected under the Loan Documents or by the Administrative Agent. SECTION 3.17 Employment Matters. There are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of the Loan Parties, threatened in writing that could reasonably be expected to result in a Material Adverse Effect. The hours worked by and payments made to employees of the Loan Parties and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters in a manner resulting in liabilities that could reasonably be expected to result in a Material Adverse Effect. All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Loan Party or such Subsidiary to the extent required by GAAP. SECTION 3.18 Margin Regulations. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing or Letter of Credit hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Borrowing or 63 drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any Loan Party only or of the Loan Parties and their Subsidiaries on a consolidated basis) will be Margin Stock. SECTION 3.19 Anti-Corruption and Anti-Terrorism Laws and Sanctions. (a) Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and directors and, to the knowledge of such Loan Party, its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) any Loan Party, any Subsidiary, any of their respective directors or officers or employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions. (b) Use of Proceeds. The proceeds of the Loans will be used only (i) to pay fees, costs and expenses incurred in connection with the Transactions and (ii) for working capital and other general corporate purposes of the Borrower and the Subsidiaries (including the financing of Permitted Acquisitions, Capital Expenditures, Investments, Restricted Payments and the refinancing of Indebtedness, in each case, not prohibited by the Loan Documents). SECTION 3.20 Federal Reserve Regulations. Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (as defined in Regulation U of the Board), and no part of the proceeds of any Loan will be used, directly or indirectly, to buy or carry, or to extend credit to others to buy or carry, any margin stock or for any other purpose that entails a violation of any Regulations of the Board, including Regulations T, U and X. SECTION 3.21 EEA Financial Institution. No Loan Party is an EEA Financial Institution. SECTION 3.22 Plan Assets; Prohibited Transactions. None of the Loan Parties or any of their Subsidiaries is an entity deemed to hold “ plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, assuming that none of the Lenders use “ plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans or the Letters of Credit. ARTICLE IV. Conditions SECTION 4.01 Effective Date. The obligations of the Lenders hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement. 64

(b) The Administrative Agent (or its counsel) shall have received: (i) subject to Section 5.13 from the Loan Parties executed counterparts of the Collateral Documents set forth on Schedule 4.01(b) to be entered into on and as of the Effective Date and prior to the funding of any Loans on the Effective Date; (ii) from the Borrower, a Note executed by the Borrower for each Lender requesting a Note at least two (2) Business Days prior to the Effective Date; (iii) with respect to each Loan Party, UCC-1 financing statements in a form appropriate for filing in the state of organization of such Loan Party; (iv) delivery of original stock or share certificates for certificated Equity Interests of each Subsidiary that constitutes Collateral, together with appropriate duly executed instruments of transfer endorsed in blank; (v) all promissory notes evidencing the Collateral accompanied by instruments of transfer endorsed in blank; (vi) an executed Perfection Certificate; (vii) the results of a recent lien search in the jurisdiction of organization of each Loan Party and its respective Subsidiaries and each jurisdiction where assets of each Loan Party and its respective Subsidiaries are located, and the results of search reports in respect of the intellectual property of each Loan Party and its Subsidiaries, and such search shall reveal no Liens on any of the assets of such Loan Parties and its Subsidiaries except for liens permitted by Section 6.02 or discharged on or prior to the Effective Date pursuant to a pay-off letter or other documentation reasonably satisfactory to the Administrative Agent; and (viii) insurance certificates satisfying the requirements of Section 5.05. (c) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Goodwin Procter LLP, counsel for the Loan Parties, and covering such matters relating to the Loan Parties, this Agreement, or other Loan Documents as the Administrative Agent shall reasonably request. (d) The Administrative Agent shall have received: (i) a copy of each organizational or constitutional document of each Loan Party and, to the extent applicable, certified as of a recent date by the appropriate governmental official; (ii) signature and incumbency certificates of the officers of the Loan Parties executing the Loan Documents to which it is a party as of the Effective Date and prior to the funding of any Borrowing as of the Effective Date; (iii) resolutions of the board of directors (or, if applicable, shareholders) or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which such Loan Party is a party as of the Effective Date and prior to the funding of the any Borrowing, certified as of the Effective Date by such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of each Loan Party’s respective jurisdiction of incorporation, organization or formation dated as of a recent date prior to the Effective Date. (e) The Administrative Agent shall have received all fees due and payable on or prior to the Effective Date, and, to the extent invoiced at least one day prior to the Effective Date, shall have been reimbursed for all out of pocket expenses (including legal fees and expenses) required to be reimbursed by the Borrower hereunder. 65

(f) The Administrative Agent shall have received a Borrowing Request relating to the Borrowing on the Effective Date (to the extent applicable). (g) The Administrative Agent shall have received a Solvency Certificate. (h) (A) The Administrative Agent shall have received at least five (5) days prior to the Effective Date all documentation and other information with respect to the Borrower and the Guarantors required under applicable “ know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, as the Administrative Agent and Lenders shall have reasonably requested prior to the Effective Date; and (B) to the extent the Borrower qualifies as a “ legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Lender that has requested, prior to the Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (B) shall be deemed to be satisfied). (i) The representations and warranties of the Borrower and each Loan Party set forth in this Agreement shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that it is already qualified or modified by materiality in the text thereof). (j) No Default or Event of Default hereunder shall have occurred and be continuing. (k) Since December 31, 2018, no Material Adverse Effect shall have occurred or exist, and there has been no event, development or circumstance that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. (l) The Administrative Agent shall have received a certificate of a Responsible Officer of Borrower certifying that each of the conditions specified in paragraphs (i), (j) and (k) of this Section 4.01 has been satisfied. (m) The Administrative Agent shall have received (i) audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal years ended as of December 31, 2018 and December 31, 2017, and the related audited consolidated statements of income, shareholders’ equity and cash flows of the Borrower and its Subsidiaries for such fiscal years and (ii) unaudited interim consolidated financial statements of the Borrower and its Subsidiaries for each fiscal quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available, and such financial statements shall not, in the reasonable judgment of the Administrative Agent, reflect any material adverse change in the consolidated financial condition of the Borrower and its Subsidiaries, as reflected in the audited, consolidated financial statements described in clause (i) of this paragraph. (n) [Intentionally Omitted]. (o) Each document (including any Uniform Commercial Code financing statement or federal intellectual property filings) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration or recordation. SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing and of theany Issuing Bank to issue, amend, renew or extend any Letter of Credit, in each case, is subject to the satisfaction of each of the following conditions: 66

(a) The representations and warranties of the Borrower and each Loan Party set forth in this Agreement or the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that it is already qualified or modified by materiality in the text thereof) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (except to the extent any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects as of such earlier date), and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower. (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing. (c) The Administrative Agent shall have received a Borrowing Request meeting the requirements of Section 2.03. Each Borrowing (provided that a conversion or a continuation of a Borrowing shall not constitute a “ Borrowing” for purposes of this Section 4.02) and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section 4.02. ARTICLE V. Affirmative Covenants Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been Paid in Full and all Letters of Credit shall have expired or terminated in each case, without any pending draw, and all LC Disbursements shall have been reimbursed (or cash collateralized in accordance with the terms herein), the Borrower covenants and agrees with the Lenders that: SECTION 5.01 Financial Statements; and Other Information. The Borrower will furnish to the Administrative Agent (for distribution to the Lenders): (a) within 120 days after the end of each fiscal year of the Borrower (beginning with the fiscal year ended December 31, 2019) and, solely in the case of the fiscal year ended December 31, 2020, within 180 days after such fiscal year, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year (beginning with such reports delivered with respect to the fiscal year ending December 31, 2020), all reported on by independent public accountants of recognized national standing (without qualification, commentary or exception, and without any qualification or exception as to the scope of such audit other than a qualification resulting solely from an upcoming maturity date for the Loans occurring within one year from the time such opinion is delivered) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within 45 days (or 60 days in the case of the three fiscal quarters ending after the Effective Date for which delivery is required hereunder) after the end of each fiscal quarter of the Borrower (beginning with the fiscal quarter ending March 31, 2020), its consolidated balance sheet and related statements of operations and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year (beginning with such reports that are delivered with respect to the fiscal quarter ending March 31, 2021), all certified by a Financial Officer as presenting fairly in all material respects the financial condition as of the date thereof and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated 67 basis for the periods covered thereby in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) [intentionally omitted]; (d) concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate (i) certifying, in the case of the financial statements delivered under clause (b), that such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis as of the date thereof in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.10 and (iv) setting forth the information required under the Security Agreement; (e) [intentionally omitted]; (f) as soon as available, and in any event no later than 90 days after the end of each fiscal year of the Borrower and its Subsidiaries, a consolidated budget for the following fiscal year in each case in the form normally prepared and presented to management (collectively, the “ Projections”); (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms any Loan Document, as the Administrative Agent (or any Lender through the Administrative Agent) may reasonably request and to the extent reasonably available to the Borrower; provided, none of the Borrower or any Subsidiary will be required to disclose or deliver information (i) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by any law, any fiduciary duty or by any binding agreement, (ii) that constitutes trade secrets or proprietary information or (iii) that is subject to attorney-client privilege or constitutes attorney work product; and (h) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “ know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation, as applicable. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 5.01 may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing (A) the applicable consolidated financial statements of any direct or indirect Parent Entity of the Borrower that, directly or indirectly, holds all of the Equity Interests of the Borrower or (B) the Borrower’s (or any direct or indirect Parent Entity thereof, as applicable) Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a Parent Entity of the Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Borrower (or such parent), on the one hand, and the information relating to the Borrower and its Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 5.01(a), such materials are accompanied by a report and opinion by independent public accountants of recognized national standing, which report and opinion, subject to the same requirements and exceptions set forth under Section 5.01(a) above, shall be prepared in accordance with GAAP consistently applied. SECTION 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent (for distribution to the Lenders) prompt written notice of the following: (a) Promptly upon becoming aware of the existence of any condition or event that constitutes a Default or Event of Default, written notice thereof specifying the nature and duration, thereof and the action being or proposed to be taken with respect thereto; 68

(b) Promptly upon becoming aware of any litigation or of any investigative proceedings by a Governmental Authority commenced or threatened in writing against the Borrower or any of its Subsidiaries of which they have notice, the outcome of which could reasonably be expected to have a Material Adverse Effect on the Borrower and its Subsidiaries on a consolidated basis, written notice thereof and the action being or proposed to be taken with respect thereto; (c) Promptly upon becoming aware of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding the Threshold Amount; (d) Promptly upon becoming aware of the existence of any casualty or other insured damage to any portion of the Collateral with a value in excess of the Threshold Amount or the commencement of any action or proceeding for the taking of any portion of the Collateral in excess of the Threshold Amount or interest therein under power of eminent domain or by condemnation or similar proceeding; and (e) Promptly after any occurrence or after becoming aware of any condition affecting the Borrower or any Subsidiary that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03 Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of the Borrower’s business when taken as a whole, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except, in each case, where failure to maintain such requisite authority or failure to maintain such right, qualification, license, permit, franchise, governmental authorization, intellectual property right, license or permit would not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted or as are reasonably related, incidental, ancillary or complementary to or a natural extension of the same. SECTION 5.04 Payment of Obligations. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all U.S. federal and all other material Taxes, before the same shall become delinquent or in default (taking into account applicable grace periods), except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect; provided, that each Loan Party will, and will cause each Subsidiary to, remit material withholding Taxes and other payroll Taxes to appropriate Governmental Authorities as and when due and payable, notwithstanding the foregoing exceptions. SECTION 5.05 Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear and damage by fire or other casualty excepted. SECTION 5.06 Books and Records; Inspection Rights. Each Loan Party will, and will cause each Subsidiary to, (a) keep proper books of record and account in which true and complete entries in all material respects in accordance with GAAP will be made reflecting all of its and its Subsidiaries business and financial transactions; provided that, it being understood and agreed that Foreign Subsidiaries may maintain individual books and records in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization, and (b) permit any representatives designated by the Administrative Agent on behalf of the Lenders (including employees of the Administrative Agent, any Lender or any consultants, accountants, lawyers, 69 agents and appraisers retained by the Administrative Agent, in each case, who have signed a non-disclosure agreement in form and substance reasonably satisfactory to the Borrower), upon reasonable prior written notice, to visit and inspect its properties, to examine and make copies from its books and records, including to discuss its affairs, finances and condition with its officers, all at such reasonable times during Borrower’s normal business hours and as often as reasonably requested. The Loan Parties acknowledge that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain reports pertaining to the Loan Parties’ assets for internal use by the Administrative Agent and the Lenders. In the absence of a continuing Event of Default only one such examination in any period of 12 consecutive calendar months shall be conducted (as coordinated by the Administrative Agent) and shall be at the Borrower’s expense, and during the continuance of an Event of Default all such examinations shall be at the Borrower’s expense (and may occur with greater frequency); provided, that any and all expenses incurred by a Lender pursuant to this Section 5.06 shall be solely at such Lender’s expense and Borrower shall have no obligation to reimburse any such Lender’s expenses. Notwithstanding anything to the contrary in this Section 5.06, none of the Borrower or any Subsidiary will be required to disclose, permit the inspection, examination or making copies of abstracts of, or discussion of, any document, information or other matter (i) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by any law or by any binding agreement or (ii) that is subject to attorney-client privilege or constitutes attorney work product. SECTION 5.07 Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all material laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including without limitation Environmental Laws), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance in all material respects by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. SECTION 5.08 Use of Proceeds and Letters of Credit. The proceeds of the Loans will be used only for purposes permitted under Section 3.183.19(b). No part of the proceeds of any Loan will be used, whether directly or indirectly, to buy or carry, or to extend credit to others to buy or carry, any Margin Stock or for any other purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. All Letters of Credit will be issued only to support general corporate purposes of the Borrower and its Subsidiaries. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.09 Insurance. (a) General. Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers (a) insurance in such amounts (with no greater risk retention) and against such risks and such other hazards, as the senior officers of the Borrower in the exercise of their reasonable judgment deem to be adequate, as are customary in the industry for companies of established reputation engaged in the same or similar business in the same or similar locations and owning or operating similar properties and shall be reasonably satisfactory to the Administrative Agent (it being agreed that insurance that is substantially similar to that in effect on the Effective Date is reasonably satisfactory to the Administrative Agent), and (b) all insurance required pursuant to the Collateral Documents. The Borrower will furnish to the Administrative Agent, upon reasonable request of the Administrative Agent, information in reasonable detail as to the insurance so maintained. The Borrower shall deliver, within 90 days after the Effective Date, to the Administrative Agent endorsements (x) to all property or casualty insurance policies covering Collateral naming the Administrative Agent as lender loss payee, (y) to all general liability and other liability policies naming the Administrative Agent an additional insured, which endorsements shall be in effect at all times and (z) providing that 30 days’ advance notice will be given to Administrative Agent prior to any cancellation or non-renewal of such policy (or 10 days’ advance notice prior to any such cancellation due to non-payment of premium). In the event the Borrower or any Subsidiary at any time 70 hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Administrative Agent, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so), in consultation with the Borrower, obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent reasonably deems advisable to ensure compliance under this Section 5.09. All sums so disbursed by the Administrative Agent shall constitute part of the Obligations, payable as provided in this Agreement. No later than ninety (90) days (as such period may be extended in the reasonable discretion of the Administrative Agent) after the Effective Date (or the date any such insurance is obtained, renewed or extended in the case of insurance obtained, renewed or extended after the Effective Date), the Borrower will cause all property and casualty insurance policies with respect to Collateral to be endorsed or otherwise amended to include a lender’s loss payable, mortgagee or additional insured, as applicable, endorsement, or otherwise reasonably satisfactory to the Administrative Agent. (b) Flood Insurance. With respect to each Mortgaged Property (if any) that is located or lies within a “ special flood hazard area” as designated on maps prepared by the Federal Emergency Management Agency (FEMA), the Borrower or other applicable Loan Party (A) will maintain, with financially sound and reputable insurance companies, a flood insurance policy or policies (whether or not coverage is available from the National Flood Insurance Program and whether or not required by the Flood Laws), in form and substance acceptable to the Administrative Agent covering each such Mortgaged Property on terms reasonably acceptable to the Administrative Agent and otherwise sufficient to comply with all applicable Flood Laws, and (B) promptly upon the reasonable request of the Administrative Agent, will deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent, including, without limitation, evidence of annual renewals of such insurance. SECTION 5.10 Additional Subsidiaries. In the event (i) the Borrower acquires or creates any Subsidiary (other than an Excluded Subsidiary) or (ii) any Excluded Subsidiary ceases to be an Excluded Subsidiary after the Effective Date, the Borrower shall forthwith promptly (and in any event within 60 days (or such longer time as the Administrative Agent may agree in its reasonable discretion) after the acquisition or creation of such Subsidiary, or change in such Subsidiary’s status as an Excluded Subsidiary) cause such Subsidiary to become a Guarantor by delivering to the Administrative Agent (x) a Joinder Agreement, duly executed by such Subsidiary, pursuant to which such Subsidiary agrees to be bound by the terms and provisions of this Agreement, and (y) such joinders or supplements to the Security Agreement and/or the other relevant Collateral Documents and such other documents as the Administrative Agent shall deem necessary or advisable to perfect the Lien in any property of such Subsidiary which constitutes Collateral in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent and such joinders to be accompanied by appropriate corporate resolutions, other corporate organizational documentation and customary legal opinions upon the reasonable request of the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent and its counsel. SECTION 5.11 Additional Collateral; Further Assurances. (a) The Borrower will, and will cause each Subsidiary (other than an Excluded Subsidiary) to, cause (i) all of its personal property (whether tangible, intangible or mixed, subject to the exceptions expressly contained in the Security Agreement) and (ii) subject to other applicable provisions of this Agreement, all of its fee-owned real property, if any, having a fair market value (as reasonably determined by the Borrower) of $5,000,000 or more, to be subject at all times to first priority, perfected Liens (including a Mortgage, in the case of such real property) in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Liens permitted by Section 6.02. (b) Without limiting the foregoing, the Borrower will, and will cause each Subsidiary (other than an Excluded Subsidiary) to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which may be required by law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral 71

Documents (and subject to the exceptions set forth therein), all in form and substance reasonably satisfactory to the Administrative Agent. (c) Notwithstanding the foregoing, under no circumstance will any Loan Party be required to execute any Collateral Documents governed by the laws of any jurisdiction other than the United States. SECTION 5.12 Accuracy of Information. The Borrower will ensure that any written information of a factual nature other than the projections, other forward-looking information and information of a general economic or industry specific nature furnished by or by a representative of the Borrower on behalf of the Borrower or any of its Subsidiaries in connection with this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole does not contain any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, when taken as a whole, not materially misleading in light of the circumstances under which such statements are made; provided, that with respect to any projections, the Borrower covenants only that it will cause the projections to be prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results. SECTION 5.13 Post-Closing Covenant. The Borrower agrees to deliver, or cause to be delivered (or to use commercially reasonable efforts to deliver or cause to be delivered, to the extent applicable and specified on Schedule 5.13), to the Administrative Agent, the items described on Schedule 5.13 hereof on or before the dates specified with respect to such items, or such later dates as may be agreed to by the Administrative Agent in its reasonable discretion. SECTION 5.14 [Section Intentionally Omitted] ARTICLE VI. Negative Covenants Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been Paid in Full and all Letters of Credit have expired or terminated, in each case, without any pending draw, and all LC Disbursements shall have been reimbursed (or cash collateralized or backstopped in accordance with the terms herein), the Borrower covenants and agrees with the Lenders that: SECTION 6.01 Indebtedness. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness created under the Loan Documents; (b) Indebtedness existing on the date hereof and set forth in Schedule 6.01, and modifications, replacements, restructurings, refinancings, refundings, renewals, amendments, restatements or extensions of any such Indebtedness; provided that the amount of such Indebtedness is not increased at the time of such modification, replacement, restructuring, refinancing, refunding, renewal, amendment, restatement or extension (unless the additional amount is permitted pursuant to another provision of this Section 6.01) except by an amount equal to accrued but unpaid interest thereon, a reasonable premium or other reasonable similar amount paid, and reasonable fees and expenses incurred, in connection with such modification, replacement, restructuring, refinancing, refunding, renewal, amendment, restatement or extension; (c) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary; provided that (A) Indebtedness of any Subsidiary that is not a Loan Party to the Borrower or any other Loan Party shall be subject to Section 6.04(g) and (B) Indebtedness of any Loan 72

Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent; (d) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary; provided that (A) the Indebtedness so Guaranteed is permitted under this Section 6.01, (B) Guarantees by the Borrower or any Subsidiary that is a Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04(h) and (C) Guarantees permitted under this clause (d) shall be subordinated to the Secured Obligations of the applicable Subsidiary on the same terms as the Indebtedness so Guaranteed is subordinated to the Secured Obligations; (e) Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by Borrower or any other Loan Party incurred in the ordinary course of business; (f) Indebtedness incurred to finance Capital Expenditures, including Finance Lease Obligations, and any Indebtedness incurred or assumed in connection with the acquisition, restoration, construction or improvement of any fixed or capital assets, including real property, or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount (plus any accrued but unpaid interest (including any portion thereof which is payable in kind in accordance with the terms of such extended, renewed or replaced Indebtedness) and premium payable by the terms of such Indebtedness thereon and fees and expenses associated therewith), result in an earlier maturity date or decreased remaining weighted average life to maturity thereof or change the parties directly or indirectly responsible for the payment thereof; provided that such Indebtedness is incurred prior to or within one hundred eighty (180) days after such acquisition or the completion of such construction or improvement; provided further that (A) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto, and (B) the aggregate outstanding principal amount of such Indebtedness does not exceed the greater of (x) $15,000,000 and (y) 25% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available; (g) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (g) shall not exceed the greater of (x) $10,000,000 and (y) 20.0% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available at any time outstanding; (h) Indebtedness incurred by Borrower or its Subsidiaries arising (A) from agreements providing for indemnification, adjustment of purchase price, working capital or similar obligations (including customary earn-outs, and any other deferred payments of a similar nature incurred in connection with any investment by any Subsidiary), in each case, whether or not evidenced by a note, and incurred or assumed in connection with any Permitted Acquisition or any asset sale permitted under this Agreement or Investment permitted under this Agreement (any such obligations, “ Deferred Acquisition Obligations”), or (B) from guarantees or letters of credit, surety bonds, bid bonds, appeal bonds, performance bonds or other similar obligations securing the performance of Borrower or any Subsidiary pursuant to such agreements; (i) Indebtedness in respect of treasury, depositary, cash management and netting services, automatic clearing house arrangements, overdraft protections and other financial accommodations of the nature described in the definition of “ Banking Services” and otherwise in connection with securities accounts, deposit accounts and employees’ credit or purchase cards, in each case incurred in the ordinary course of business; (j) Indebtedness consisting of financing of insurance premiums and other Indebtedness owed to any Person (including obligations in respect of letters of credit, bankers’ acceptances or similar instruments issued for the benefit of such Person) providing workers’ compensation, health, disability or 73 other employee benefits or property, casualty, liability insurance, self-insurance, including pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business consistent with past practice; (k) Indebtedness under Swap Agreements permitted under Section 6.05; (l) other Indebtedness in an aggregate principal amount not exceeding the greater of (x) $10,000,000 and (y) 20% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available at any time outstanding; (m) Indebtedness of any Subsidiary as an account party in respect of trade letters of credit; (n) Indebtedness consisting of usual and customary take or pay obligations contained in supply arrangements incurred in the ordinary course of business; (o) Indebtedness representing deferred compensation to employees incurred in the ordinary course of business; (p) Indebtedness consisting of promissory notes issued to current or former officers, directors and employees of Borrower or any Subsidiary, their respective estates, spouses or former spouses issued in exchange for the purchase or redemption by Borrower or such Subsidiary of its Equity Interests to the extent permitted by clause (vi) of Section 6.06(a); (q) Indebtedness of any non-Loan Party Subsidiary incurred to finance working capital needs or for other general corporate purposes, not to exceed at any time outstanding the greater of (x) $6,000,000 and (y) 10% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available; (r) letters of credit in an aggregate principal (or face) amount at any time outstanding not to exceed (i) the greater of (x) $20,000,000 and (y) 30% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available plus (ii) the aggregate principal (or face) amount of letters of credit in existence on the Effective Date issued by financial institutions that are Lenders as of the Effective Date; (s) to the extent constituting Indebtedness, judgments not constituting an Event of Default under clause (k) of Article VII; (t) Indebtedness arising from netting services, the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds and other Indebtedness arising in connection with deposit accounts, credit cards, purchasing cards and cash management services, in each case, in the ordinary course of business; and (u) to the extent constituting Indebtedness, advances in respect of transfer pricing or shared services agreements that are permitted by Section 6.04(z). SECTION 6.02 Liens. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except: (a) Permitted Encumbrances; (b) Liens created pursuant to any Loan Document, including the Secured Obligations; (c) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02, including any extensions or amendments thereof; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary (other than 74 proceeds and replacements of such property or assets and additions and accessions thereto) and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof permitted under Section 6.01(b); (d) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary (other than proceeds and replacements of such property or assets and additions and accessions thereto) and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof permitted pursuant to Section 6.01; (e) Liens on fixed or capital assets acquired, constructed, developed, restored, replaced, maintained or improved by the Borrower or any Subsidiary (including any such assets made the subject of a Finance Lease Obligation); provided that (i) such security interests secure Indebtedness permitted by clause (f) of Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within one hundred eighty (180) days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary (other than any replacements of such property or assets and additions and accessions thereto and the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment provided by any lender and permitted under Section 6.01(f), other equipment financed by such lender and permitted under Section 6.01(f)); (f) Liens arising out of sale and leaseback transactions permitted by Section 6.11; (g) bankers liens, rights of set-off and similar Liens incurred on deposits made in the ordinary course of business; (h) Liens on deposits pursuant to Swap Agreements to secure obligations thereunder to the extent such Swap Agreements are permitted hereunder; (i) leases, subleases, and non-exclusive licenses or sublicenses granted to third parties in the ordinary course of business, and exclusive licenses granted to third parties; provided that the fair market value of all property for which exclusive licenses (other than intercompany exclusive licenses between and/or among Loan Parties) are granted shall not exceed the greater of (x) $9,000,000 and (y) 15% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available, at any time during the term of this Agreement; (j) Liens in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods; (k) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business; (l) Liens arising by operation of law or contract on insurance policies and proceeds thereof to secure premiums payable thereunder; (m) Liens arising solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder; 75

(n) [intentionally omitted]; (o) in connection with the sale or transfer of any other assets in a transaction permitted under Section 6.12, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof; (p) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods by Borrower or any Subsidiaries in the ordinary course of business; (q) Liens in connection with cash collateral and Cash Equivalents securing letters of credit permitted under Section 6.01(r) in an aggregate amount not exceeding 105% of the face amount of such letters of credit; (r) other Liens; provided that, as of the Effective Date or immediately after giving pro forma effect to the creation, incurrence or assumption of any such Lien or of any Indebtedness secured in reliance on this clause (r) and any substantially concurrent use of proceeds thereof, the aggregate amount of Indebtedness secured by such Lien shall not exceed the greater of (x) $7,500,000 and (y) 15% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available and to the extent such Indebtedness is permitted under Section 6.01(l); (s) Liens granted by a Subsidiary that is not a Loan Party in favor of any Loan Party in respect of Indebtedness or other obligations owed by such Subsidiary to such Loan Party; (t) Liens of bailees in the ordinary course of business; (u) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Borrower and its Subsidiaries; and (v) utility and similar deposits in the ordinary course of business. SECTION 6.03 Fundamental Changes. (a) No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, (i) any Subsidiary may merge into or liquidate or dissolve into, or consolidate with, the Borrower in a transaction in which the surviving entity is the Borrower, (ii) any Subsidiary may merge into or liquidate or dissolve into, or consolidate with, any Subsidiary in a transaction in which the surviving entity is a Subsidiary and, if any party to such merger is a Loan Party, is or becomes a Loan Party within thirty (30) days (or such longer period as the Administrative Agent may reasonably agree) of such merger, liquidation or consolidation, and (iii) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Secured Parties; provided, that any such merger involving a wholly-owned Subsidiary merging into a non-wholly-owned Subsidiary (with such non-wholly-owned Subsidiary surviving such merger) shall not be permitted unless also permitted under Section 6.04, (b) No Loan Party will, nor will it permit any Subsidiary to, consummate a Division as the Dividing Person, without the prior written consent of Administrative Agent. Without limiting the foregoing, if any Loan Party that is a limited liability company consummates a Division (with or without the prior consent of Administrative Agent as required above), each Division Successor shall be required to comply with the obligations set forth in Section 1 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents. (c) The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date of 76 execution of this Agreement and businesses ancillary, incidental, complementary or reasonably related thereto or reasonable extensions thereof. SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any Subsidiary to, make or maintain any Investments other than: (a) Investments existing on the date hereof in or to Subsidiaries and set forth on Schedule 6.04 and any extensions or amendments thereto not increasing the principal or capital amount thereof; (b) Cash Equivalents; (c) Capital Expenditures and Capitalized Software Expenditures; (d) normal trade credit extended in the ordinary course of business and consistent with prudent business practice; (e) advances or loans to officers, directors or employees of the Borrower or its Subsidiaries for business related, education, entertainment, travel or moving expenses to be incurred in the ordinary course of business in an amount not to exceed the greater of (x) $1,000,000 and (y) 2.0% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available, in the aggregate outstanding at any one time, (f) Investments by the Borrower and the Subsidiaries in Equity Interests in, or capital or asset contributions to, their respective Subsidiaries; provided, that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to a Collateral Document to the extent required thereby (subject to the limitations and exceptions set forth in the applicable Collateral Document) and (ii) the aggregate amount of Investments by Loan Parties in Subsidiaries that are not Loan Parties (together with outstanding intercompany loans to Subsidiaries that are not Loan Parties permitted under Section 6.04(g) and outstanding Guarantees of Indebtedness of Subsidiaries that are not Loan Parties permitted under Section 6.04(h)) shall not exceed in the aggregate at any time outstanding, the greater of (x) $15,000,000 and (y) 25% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available; (g) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary; provided, that, (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note (which may be a global note) pledged pursuant to a Collateral Document and (ii) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding Investments in Subsidiaries that are not Loan Parties permitted under Section 6.04(f) and outstanding Guarantees of Indebtedness of Subsidiaries that are not Loan Parties permitted under Section 6.04(h)) shall not exceed in the aggregate at any time outstanding, the greater of (x) $15,000,000 and (y) 25% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available; (h) Guarantees constituting Indebtedness permitted by Section 6.01; provided, that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall (together with outstanding Investments in Subsidiary that are not Loan Parties permitted under Section 6.04(f) and outstanding intercompany loans to Subsidiaries that are not Loan Parties permitted under Section 6.04(g)) shall not exceed, in the aggregate at any time outstanding, the greater of (x) $15,000,000 and (y) 25% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available; (i) Loans or advances made by the Borrower or any Subsidiary to any Person (including employees) not in the ordinary course of business not to exceed the greater of (x) $1,000,000 and (y) 2% of 77

Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available, in the aggregate outstanding at any one time; (j) Permitted Acquisitions; (k) Investments in cash and Cash Equivalents and obligations under Swap Agreements permitted by Section 6.05; (l) Investments consisting of security deposits with utilities and other like Persons made in the ordinary course of business; (m) Investments received in connection with any insolvency proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients; (n) Investments of any Person existing at the time such Person becomes a Subsidiary or consolidates, amalgamates or merges with the Borrower or any Subsidiary (including in connection with an Acquisition or other Investment permitted hereunder); provided that such Investment was not made in contemplation of such Person becoming a Subsidiary or such consolidation, amalgamation or merger; (o) upon foreclosure (or transfer of title in lieu of foreclosure) with respect to any secured Investment in a Person other than the Borrower or a Subsidiary and that, in each case, was made without contemplation of such foreclosure (or transfer of title in lieu of foreclosure); (p) Investments in the ordinary course of business consisting of Article III endorsements for collection or deposit; (q) the Borrower and its Subsidiaries may acquire and hold receivables and similar items owing to them in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (r) Investments constituting customary deposits made in connection with the purchase of goods or services in the ordinary course of business; (s) Investments consisting of promissory notes and other non-cash consideration, in each case received in connection with asset sales or dispositions permitted by Section 6.12 (other than Section 6.12(s) or Section 6.12(t) (to the extent relating to Section 6.12(s)); provided that the applicable Loan Party complies with the requirements of the applicable Collateral Document with respect to any such promissory notes or other instruments; (t) advances of payroll payments to employees in the ordinary course of business and Investments made pursuant to employment and severance arrangements of officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business; (u) any endorsement of a check or other medium of payment for deposit or collection, or any similar transaction in the normal course of business; (v) Investments to the extent that the consideration for such Investments is made solely with the Qualified Equity Interests of the Borrower; (w) [intentionally omitted]; (x) other Investments (as valued at the fair market value (as determined in good faith by the Borrower) of such Investment at the time each such Investment is made); provided that as of the last day of 78 the most recently ended Reference Period for which Financial Statements are available after giving effect to any such Investment the Consolidated Total Net Leverage Ratio is not greater than 2.75 to 1.00 on a Pro Forma Basis; (y) other Investments in an aggregate principal amount not exceeding the greater of (x) $6,000,000 and (y) 10% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available at any time outstanding; and (z) to the extent constituting Investments, advances in respect of transfer pricing and cost-sharing arrangements (i.e. “ cost-plus” arrangements) and associated “ true-up” payments, in each case, that are in the ordinary course of business. SECTION 6.05 Swap Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, except for non-speculative purposes. SECTION 6.06 Restricted Payments. (a) No Loan Party will, nor will it permit any Subsidiary to make any Restricted Payment, or incur any obligation (contingent or otherwise) to do so (unless such obligation is contingent upon the termination of the Commitments and the payment in full of all Loans, interest and fees hereunder), except: (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Qualified Equity Interests; (ii) (A) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests to the Borrower or any other Person pro rata and (B) any Subsidiary may declare and pay Restricted Payments to any Loan Party; (iii) Restricted Payments in connection with transfer pricing or shared services agreements to the extent advances related thereto are permitted pursuant to Section 6.04(z); (iv) [intentionally omitted]; (iv) (v) the Borrower may make Restricted Payments of up to an aggregate of (i) the greater of (x) $6,000,000 and (y) 10% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available per fiscal year (when taken together with the amount of payments then permitted to be made in reliance on Section 6.06(b)(vii)(i)) plus (ii) an unlimited amount so long as, solely in the case of this clause (v)(ii), as of the last day of the most recently ended Reference Period for which Financial Statements are available after giving effect to any such Restricted Payment the Consolidated Total Net Leverage Ratio is not greater than 2.50 to 1.00 on a Pro Forma Basis; provided, that, in each case under this clause (v),vi)); provided that no Event of Default shall exist and be continuing at the time of the making of such Restricted Payment or would result therefrom; (v) the Borrower may make Restricted Payments in an unlimited amount; provided that at the time of and immediately after giving effect to the making of such Restricted Payment on a Pro Forma Basis, (i) no Event of Default shall exist and be continuing at the time of the making of such Restricted Payment or would result therefrom and (ii) the Consolidated Total Net Leverage Ratio, determined on a Pro Forma Basis, does not exceed 2.50 to 1.00; (vi) the Borrower may make Restricted Payments to purchase the Borrower’s or any Parent Entity’s preferred stock, common stock, restricted stock or common stock options from present or former consultants, directors, managers, officers or employees of the Borrower or any Parent Entity, or their estates, descendants, family, spouses or former spouses, upon the death, disability or termination of employment of such consultant, director, manager, officer or employee or pursuant to any employee, 79 management, director or manager equity plan, employee, management, director or manager stock option plan or any other employee, management, director or manager benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, manager, officer or consultant of the Borrower or any Parent Entity (including, for the avoidance of doubt, Restricted Payments to pay principal or interest on promissory notes that were issued to any future, present or former employee, officer, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributes of any of the foregoing) of the Borrower or any Parent Entity in lieu of cash payments for the repurchase, retirement or other acquisition or retirement for value of such Equity Interests or equity-based awards held by such Persons); provided that the aggregate amount of cash payments under this clause (vi) subsequent to the Effective Date (net of proceeds received by the Borrower subsequent to the Effective Date in connection with resales of any stock or common stock options so purchased) shall not exceed $2,000,000 per fiscal year, less the amount of Indebtedness permitted under Section 6.01(p) (with unused amounts in any fiscal year being carried over to the next succeeding fiscal year subject to a maximum of $3,000,000 in any fiscal year); (vii) the Borrower may repurchase Qualified Equity Interests deemed to occur upon and to the extent of the cashless portion of the exercise of options or warrants to the extent that such Equity Interests represent all or a portion of the exercise price thereof; (viii) the Borrower may make repurchases of Equity Interests of the Borrower or any Parent Entity to the extent financed with the aggregate amount of Net Proceeds received by the Borrower from cash contributions made to the Borrower in exchange for (or for the issuance of) Qualified Equity Interests in the Borrower or any Parent Entity; provided that such Net Proceeds are not otherwise utilized to increase any basket or used for any other purposes hereunder and used to make such Restricted Payment within 120 days after the date of receipt; (ix) the Borrower may make Tax Distributions (A) in accordance with Section 7.1(b) of the Amended and Restated Operating Agreement of the Borrower (as amended as of the Effective Date) and (B) following an Initial Public Offering, in an amount not to exceed, in the aggregate, the Tax Amount; (x) Restricted Payments may be made to pay, or to allow any parent company or Relevant Public Company to pay, dividends and make distributions to, or repurchase or redeem shares from, its equity holders in an amount per annum no greater than 6.0% of the Market Capitalization of the Relevant Public Company; (xi) Restricted Payments may be made in respect of (i) general corporate operating and overhead, legal, accounting and other reasonable professional fees and expenses of any Parent Entity, (ii) reasonable fees and expenses related to any public offering or private placement of Equity Interests or Indebtedness of any Parent Entity whether or not consummated, and (iii) customary salary, bonus, severance and other benefits payable to, and indemnities provided on behalf of, officers, directors, employees and consultants of any Parent Entity, in each case in order to permit any Parent Entity to make such payments; and (xii) following an Initial Public Offering, the Borrower may make Restricted Payments of amounts needed to make early termination payments (or similar payments) as provided for in any tax receivable agreements to which Borrower or an Affiliate is a party only to the extent that after giving pro forma effect to such Restricted Payment, or portion thereof, Liquidity (after giving effect to such Restricted Payments) shall be no less than $50,000,000. (b) No Loan Party will, nor will it permit any Subsidiary to, make any optional prepayment on any Subordinated Indebtedness, except: (i) payments permitted by the provisions of the governing subordination or intercreditor agreement (which agreements shall not prohibit the payment of Deferred Acquisition Obligations); 80

(ii) [intentionally omitted]; (iii) refinancings, replacements, substitutions, extensions, restructurings, exchanges and renewals of any such Indebtedness to the extent such refinancing, replacement, substitution, extension, restructuring, exchange or renewal is permitted by Section 6.01 and any fees and expenses in connection therewith; (iv) payments of intercompany Indebtedness permitted under Section 6.01 to the extent permitted by any subordination provisions in respect thereof; (v) conversions, exchanges, redemptions, repayments or prepayments of such Indebtedness into or for Qualified Equity Interests of the Borrower; (vi) [intentionally omitted]; and (vi) (vii) additional payments of up to an aggregate of up to an aggregate of (i)amount per fiscal year not exceeding the greater of (x) $2,500,000 and (y) 5.0% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available per fiscal year (when taken together with the amount of Restricted Payments then permitted to be made in reliance on Section 6.06(a)(v)(i)) plus (ii) an unlimited amount so long as, solely in the case of this clause iv)); provided that no Event of Default shall exist and be continuing at the time of the making of such payment or would result therefrom; and (vii) additional payments; provided that (viix)(ii), as of the last day of the most recently ended Reference Period for which Financial Statements are available, after giving effect to any such payment the Consolidated Total Net Leverage Ratio is not greater than 2.50 to 1.00 on a Pro Forma Basis; provided, that, in each case under this clause and (viiy), no Event of Default shall exist and be continuing at the time of the making of such payment or would result therefrom. SECTION 6.07 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except: (a) transactions that are at prices and on other terms and conditions, taken as a whole, not materially less favorable to such Loan Party or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties (as determined in good faith by the Borrower or such Subsidiary); (b) transactions between or among the Borrower and any wholly-owned Subsidiary that is a Loan Party and transactions solely between or among Subsidiaries that are not Loan Parties, in each case, not involving any other Affiliate; (c) any Investment permitted by Sections 6.04(f), (g), (h), or (t); (d) any Indebtedness permitted under clause (c) of Section 6.01; (e) any Restricted Payment and payment of Subordinated Indebtedness permitted by Section 6.06; (f) loans or advances to employees permitted under Section 6.04(e) or 6.04(i); (g) the payment of reasonable fees and expense reimbursements to directors of the Borrower or any Subsidiary who are not employees of such Borrower or any Subsidiary, and compensation, bonuses and severance and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrower or its Subsidiaries in the ordinary course of business; 81

(h) customary employment and consulting agreements entered into the ordinary course of business; (i) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by a Borrower’s board of directors; (j) intercompany transactions, including the (A) provision of management services and other corporate overhead services, (B) provision of personnel to other locations within the Borrower’s consolidated group on a temporary basis and (C) provision, purchase or lease of services, operational support, assets, equipment, data, information and technology, that, in the case of any such intercompany transaction referred to in this clause (j), are subject to reasonable reimbursement or cost-sharing arrangements (as determined in good faith by the Borrower), which reimbursement or cost sharing arrangements may be effected through transfers of cash or other assets or through book-entry credits or debits made on the ledgers of each involved Subsidiary (provided that any such intercompany transaction is either (1) entered into in the ordinary course of business or (2) otherwise entered into pursuant to the reasonable requirements of the business of the Borrower and the Subsidiaries); (k) any transaction involving consideration or value of less than the greater of (x) $1,000,000 and (y) 2% of Consolidated EBITDA as of the last day of the most recently ended Reference Period for which Financial Statements are available; provided, however, that this Section 6.07 shall not limit the operation or effect of, or any payments under, (i) any license entered into in the ordinary course of business on customary terms between Loan Parties or (ii) any agreement with respect to any joint venture to which Borrower or any Subsidiary is a party entered into in connection with, or reasonably related to, its lines of business (provided that such agreement is approved by Borrower’s board of directors); and (l) transactions pursuant to transfer pricing or shared services agreements, advances with respect to which are permitted by Section 6.04(z). SECTION 6.08 Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof or to any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement materially expands the scope of any such restriction or condition (as determined in good faith by the Borrower), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or assets pending such sale; provided that such restrictions and conditions apply only to the Subsidiary or assets that is or are to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases, licenses and other contracts restricting the assignment, subletting or transfer thereof and (vi) the foregoing shall not apply to any stockholder agreement, charter, by-laws or other organizational documents of Borrower or any Subsidiary as in effect on the date hereof and as amended to the extent permitted hereunder, (vii) the foregoing shall not apply to any Permitted Encumbrances, (viii) clauses (a) and (b) of the foregoing shall not apply to restrictions on pledging joint venture interests included in customary provisions in joint venture agreements or arrangements and other agreements and other similar agreements applicable to joint ventures and (ix) the foregoing shall not apply to any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Subsidiary; provided that such agreement was not entered into in contemplation of such Person becoming a Subsidiary and the restriction or condition set forth in such agreement does not apply to the Borrower or any other Subsidiary. 82

SECTION 6.09 Amendment to Subordinated Indebtedness; Material Documents; Fiscal Year. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under any agreement relating to any Subordinated Indebtedness in a manner that is in violation of the subordination agreement governing such Subordinated Indebtedness and materially adverse to the Lenders. The Borrower will not, nor will it permit any Subsidiary to, amend or modify its certificate or articles of incorporation or organization and bylaws or other organizational or governing documents to the extent such amendment or modification would reasonably be expected to have a Material Adverse Effect. SECTION 6.10 Consolidated Total Net Leverage Ratio. The Borrower will not permit the Consolidated Total Net Leverage Ratio as of the last day of any Reference Period commencing with the fiscal quarter ending June 30, 2020 to be greater than 3.50 to 1.00. SECTION 6.11 Sale and Leaseback Transaction. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets by the Borrower or any Subsidiary that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within one hundred eighty (180) days after such Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset. SECTION 6.12 Asset Sales. No Loan Party will, nor will it permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Borrower permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to the Borrower or another Subsidiary or otherwise in compliance with Section 6.04), except: (a) (i) sales, transfers and dispositions of inventory, obsolete, damaged or worn-out equipment, and other obsolete, damaged, worn-out, used or surplus assets or other property no longer used or useful in the business, no longer economically practical or commercially desirable to maintain, (ii) inventory and goods held for sale or other immaterial assets, (iii) accounts in the ordinary course of business for collection, and (iv) cash and Cash Equivalents; (b) sales, transfers and dispositions of assets to the Borrower or any Subsidiary; provided that (x) any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.07 and (y) at least 75% of the consideration received by a Loan Party from a Subsidiary that not a Loan Party shall be in the form of cash or Cash Equivalents; (c) sales, transfers and dispositions of accounts receivable made only to the account debtors obligated therefor (excluding sales or dispositions in a factoring arrangement) in connection with the compromise, settlement or collection thereof; (d) sales, transfers and dispositions of Cash Equivalents in the ordinary course of business; (e) sale and leaseback transactions permitted by Section 6.11; (f) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary; (g) transfers of cash in the ordinary course of business for equivalent value; (h) dispositions of non-core assets acquired pursuant to a Permitted Acquisition or other Investment permitted hereunder in an aggregate amount not to exceed 20% of the total consideration of the total assets acquired in such Permitted Acquisition or other Investment; 83

(i) licenses of patents, trademarks, copyrights, trade secrets and other intellectual property rights granted by Borrower or its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of Borrower or such Subsidiary and leases, subleases, licenses or sublicenses of any real or personal property; (j) sales, transfers and other dispositions of assets for fair value (as reasonably determined by the Borrower in good faith) that are not permitted by any other clause of this Section 6.12; provided that (x) the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (j) shall not exceed at the time of such disposition an amount equal to 10% of Consolidated Total Assets as of the last day of the most recently ended Reference Period for which Financial Statements are available, during the term of this Agreement and (y) at least 75% of the consideration received shall be in the form of cash or Cash Equivalents; (k) dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (l) Liens permitted by Section 6.02 (other than Section 6.02(o)), Investments permitted by Section 6.04 (other than Section 6.04(s)) and Restricted Payments permitted by Section 6.06; and (m) dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement property; (n) sales, transfers and dispositions, terminations or unwinding of any Swap Agreement; (o) the abandonment, lapse, expiration or other disposition of intellectual property, whether now or hereafter owned or licensed or acquired in connection with an Acquisition or other permitted Investment that is, in the reasonable business judgment of the Borrower, no longer material or useful in or to the business of the Borrower and its Subsidiaries; (p) sales or dispositions of Equity Interests of any Subsidiary (a) prior to the time such Subsidiary becomes a wholly-owned Subsidiary, in each case pursuant to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or any similar plans or exercise of warrants, options or other convertible into or exchangeable for the Equity Interests of such Subsidiary, so long as such rights, warrants, options or other securities were not entered into or issued in connection with or in contemplation of such person becoming a Subsidiary, or (b) in order to qualify members of the governing body of such Subsidiary if required by applicable law; (q) samples, including time-limited evaluation software, provided to customers or prospective customers; (r) de minimis amounts of equipment provided to employees; (s) the Borrower and any Subsidiary may (i) convert any intercompany Indebtedness to Equity Interests, (ii) transfer any intercompany Indebtedness to the Borrower or any Subsidiary, (iii) settle, discount, write off, forgive or cancel any intercompany Indebtedness or other obligation owing by the Borrower or any Subsidiary, (iv) settle, discount, write off, forgive or cancel any Indebtedness owing by any present or former consultants, directors, officers or employees of the Borrower or any Subsidiary or any of their successors or assigns or (v) surrender or waive contractual rights and settle or waive contractual or litigation claims; and (t) any grant of an option to purchase, lease or acquire property, so long as the disposition resulting from the exercise of such option would otherwise be permitted hereunder. 84

ARTICLE VII. Events of Default If any of the following events (“ Events of Default”) shall occur: (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrower or any other Loan Party shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days; (c) any representation or warranty made or deemed made by any Loan Party in this Agreement or any other Loan Document shall prove to have been incorrect in any material respect (or in any respect if such representation or warranty is already qualified by concepts of materiality) when made or deemed made; (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (solely with respect to legal existence of the Loan Parties) or 5.08 or in Article VI of this Agreement or Article IV of the Security Agreement; (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or in any other Loan Document (other than those which constitute a default under another Section of this Article), and such failure shall continue unremedied for a period of (i) in the case of any such failure in respect of Section 5.01(a) through (d), 5.02 (other than 5.02(a)), 5.04 or 5.09, five (5) Business Days and (ii) in the case of any such failure in respect of any other provision, thirty (30) days after the earlier of any Loan Party’s knowledge of such breach or written notice thereof from the Administrative Agent (which notice will be given at the request of any Lender); (f) any Loan Party or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace period; (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this 85

Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability to, or publicly declare its intention not to, or fail generally to pay its debts as they become due; (k) one or more final, non-appealable judgments for the payment of money in an aggregate amount in excess of the Threshold Amount, the payment of which is not fully covered by insurance in excess of any deductibles or which is not otherwise covered by an indemnification in favor of the Borrower or its Subsidiaries, as applicable, shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment; (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect; (m) a Change in Control shall occur; (n) except as permitted by the terms of this Agreement, the Loan Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty to which it is a party, or any Guarantor shall deny that it has any further liability under the Loan Guaranty to which it is a party, or shall give notice to such effect, including any notice of termination delivered pursuant to Section 10.08; (o) except as permitted by the terms of any Collateral Document, (i) any Collateral Document shall for any reason fail to create a valid security interest in any material portion of the Collateral, taken as a whole, as required by this Agreement or any Collateral Document, or (ii) any Lien on any material portion of the Collateral, taken as a whole, securing any Secured Obligation shall cease to be a perfected, first priority Lien; or (p) any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or as a result of the termination of the Commitments and the payment in full of principal and interest on each Loan and all fees of the Loan Parties thereunder, shall cease to be in full force and effect; or any Loan Party or any other Person shall contest in any manner the validity or enforceability of any Loan Document; or any Loan Party shall purport to revoke, terminate or rescind any Loan Document; then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments (including the Issuing BankLC Sublimit), and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued but unpaid interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and (iii) require that the Borrower provide cash collateral for the LC Exposure in accordance with Section 2.06(j) hereof; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding 86 and cash collateral for the LC Exposure, together with accrued but unpaid interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, and the obligation of the Borrower to cash collateralize the LC Exposure as provided in clause (iii) above shall automatically become effective, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC. In addition to any other rights and remedies granted to the Administrative Agent and the Lenders in the Loan Documents, if any Event of Default has occurred and is continuing, the Administrative Agent on behalf of the Lenders may exercise all rights and remedies of a secured party under the New York Uniform Commercial Code or any other applicable law. Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except for any notice of default to the extent expressly required under the Loan Documents and/or any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or consent to the use by the Loan Party of any cash collateral arising in respect of the Collateral on such terms as the Administrative Agent deems reasonable, and/or may forthwith sell, lease, assign give an option or options to purchase or otherwise dispose of and deliver, or acquire by credit bid on behalf of the Lenders, the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, all without assumption of any credit risk. With respect to any public or private sales referred to in the preceding sentence, the Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released. Each Loan Party further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Loan Party’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Article VII, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any other way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including reasonable attorneys’ fees and disbursements to the extent payable hereunder, to the payment in whole or in part of the obligations of the Loan Parties under the Loan Documents, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Loan Party. To the extent permitted by applicable law, each Loan Party waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. 87

ARTICLE VIII. The Administrative Agent SECTION 8.01 Authorization and Action. (a) Each Lender and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the U.S., each Lender and each Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral Document governed by the laws of such jurisdiction on such Lender’s or such Issuing Bank’s behalf. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents) (and, if such written instruction is given, shall be fully protected in so acting or refraining from acting in the absence of gross negligence or willful misconduct on the part of the Administrative Agent), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any other Loan Party, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank, any other Secured Party or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “ agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an 88 administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account; (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) The Lead Arranger shall have no obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder to the Lenders or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrower’s rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrower or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article. 89

SECTION 8.02 Administrative Agent’s Reliance, Indemnification, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by it under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “ notice of default”) is given to the Administrative Agent by the Borrower, a Lender or an Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any loss, cost or expense suffered by the Borrower, any Subsidiary, any Lender or any Issuing Bank as a result of, any determination of the outstanding Loans, any of the component amounts thereof or any portion thereof attributable to each Lender or Issuing Bank. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). SECTION 8.03 Posting of Communications. (a) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, 90

DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “ Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there are confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “ AS IS” AND “ AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, THE LEAD ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “ APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. “ Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform. (d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, each of the Issuing Banks and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. 91

SECTION 8.04 The Administrative Agent Individually. With respect to its Commitment, Loans, Issuing BankLC Sublimit and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “ Issuing Banks”, “ Lenders”, “ Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks. SECTION 8.05 Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Banks and the Borrower, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default under Section 7,01(a), (b), (h) or (i) has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent in accordance with the terms hereunder, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent in accordance with the terms hereunder, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event that no such successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative agent, meeting the qualifications set forth above (including the consent of the Borrower); provided that if such Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then, in each case, such resignation or removal shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed by the terms hereunder and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person (it being understood that the fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise 92 agreed between the Borrower and such successor) and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (i) above. SECTION 8.06 Acknowledgements of Lenders and Issuing Banks. (a) Each Lender represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and that it has, independently and without reliance upon the Administrative Agent, the Lead Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Lead Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the U.S. securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Loan document pursuant to which it shall have become a Lender hereunder. (c) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “ Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (ii)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “ Payment”) were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “ discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error. (ii) Each Payment Recipient hereby further agrees that if it receives a Payment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “ Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole 93 or in part), in each such case: it shall be on notice that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except in each case, to the extent such Payment is, and solely with respect to the amount of such Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Payment. (iv) Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. SECTION 8.07 Collateral Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Administrative Agent is a “ representative” of the Secured Parties within the meaning of the term “ secured party” as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties. (b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Banking Services the obligations under which constitute Banking Services Obligations and no Swap Agreement the obligations under which constitute Swap Agreement Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Banking Services or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. (c) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(a). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative 94

Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. SECTION 8.08 Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. SECTION 8.09 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and the Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: 95

(i) such Lender is not using “ plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection therewith, (iii) (A) such Lender is an investment fund managed by a “ Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, or the Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). (c) The Administrative Agent and the Lead Arranger hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. SECTION 8.10 Flood Laws. JPMorgan has adopted internal policies and procedures that address requirements placed on federally regulated lenders under Flood Laws. JPMorgan, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, JPMorgan reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender 96

(whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements. ARTICLE IX. Miscellaneous SECTION 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, fax or other electronic communication, as follows: (i) if to any Loan Party, to it in care of the Borrower at: Alclear Holdings, LLC 65 East 55th Street 85 10th Avenue, 10th Floor New York, NY 1002210011 Attention: General Counsel Telephone No.: 212-223-5056 E-mail: legal@clearme.com (ii) with a copy to: Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019 Attention: Brad J. Finkelstein Telephone No.: (212) 373-3074 E-mail: bfinkelstein@paulweiss.com (ii) (iii) if to the Administrative Agent, or JPMorgan in its capacity as an Issuing Bank, to JPMorgan Chase Bank, N.A. at: JPMorgan Chase Bank, N.A. Middle Market Servicing 10 South Dearborn, Floor L2 Suite IL1-1145 Chicago, IL 60603-2300 Email: jpm.agency.servicing.1@jpmorgan.com with a copy to: JPMorgan Chase Bank, N.A. 270 Park383 Madison Avenue, 42nd22nd Floor New York, NY 10017 Attention: Hormuz KapadiaZachary Klayman Email: hormuz.kapadiaZachary.k.klayman@jpmorgan.com 97

(iii) (iv) if to any other Lender or Issuing Bank, to it at its address (or telecopy number or e-mail address) set forth in its Administrative Questionnaire. All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (ii) sent by fax shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (iii) delivered through Electronic Systems or Approved Electronic Platforms, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph. (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by using Electronic Systems or Approved Electronic Platforms, as applicable, or pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance and no Default certificates delivered pursuant to Section 5.01(d) unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent and the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by using Electronic Systems or Approved Electronic Platforms, as applicable, pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “ return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided further that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient. (c) Any party hereto may change its address or telecopy number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, theany Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing BankBanks and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. (b) Subject to Section 2.14(b), (c) and (de) and Section 9.02(e) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting Lender) (it being understood that a waiver of any condition precedent or the waiver of any Default, Event of Default or mandatory prepayment shall not constitute an increase of any Commitment), (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender directly and adversely 98 affected thereby (including any such Lender that is a Defaulting Lender); provided, however, that only the consent of the Required Lenders shall be necessary to amend the provisions with respect to the application or amount of the default rate described in Section 2.13(c) or waive any obligation of the Borrower to pay interest or fees at such default rate and with respect to amendments to any financial covenant ratios or related definitions, the impact of which may reduce interest, (iii) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for payment of any interest thereon, or any fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly and adversely affected thereby (including any such Lender that is a Defaulting Lender), (iv) change Section 2.09(b) or 2.18(b) or (d) in a manner that would alter the ratable reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release the Borrower from its Obligations without the written consent of each Lender, (vi) change any of the provisions of this Section 9.02 or the definition of “ Required Lenders” or, except as provided in the following clause (viii), any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vii) change Section 2.20, without the consent of each Lender (other than any Defaulting Lender), (viii) amend, modify or waive a provision under this Agreement (including, without limitation, Section 2.18(b)) or any other Loan Document so as to directly alter the ratable treatment of Obligations arising under the Loan Documents in connection with Obligations arising under Swap Agreements or the definition of “ Secured Obligations”, “ Secured Parties”, “ Swap Agreement” or “ Swap Agreement Obligations” (as defined in this Agreement or any applicable Credit Document), in each case in a manner adverse to any party to whom Swap Agreement Obligations are owed without the written consent thereof; (ix) [intentionally omitted], (x) release all or substantially all of the Guarantors from their obligations under the Loan Guaranty, without the written consent of each Lender (other than any Defaulting Lender) (except as otherwise expressly provided for herein), or (xi) except as provided in paragraph (d) of this Section 9.02, release all or substantially all of the Collateral (except as otherwise expressly provided for herein), without the written consent of each Lender (other than any Defaulting Lender); provided further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing BankBanks hereunder without the prior written consent of the Administrative Agent or the Issuing BankBanks, as the case may be (it being understood that any change to Section 2.20 shall require the consent of the Administrative Agent and the Issuing BankBanks); provided further, that no such agreement shall (x) amend or modify the provisions of Section 2.06 or any letter of credit application and any bilateral agreement between the Borrower and theany Issuing Bank regarding the Issuing Bank’s Issuing Bank Sublimit or the respective rights and obligations between the Borrower and the applicable Issuing Bank in connection with the issuance of Letters of Credit without the prior written consent of the Borrower, the Administrative Agent and the applicable Issuing Bank, respectively or (y) change the LC Sublimit without the prior written consent of the Administrative Agent and each Issuing Bank. The Administrative Agent may also amend Schedule 2.01 to reflect assignments entered into pursuant to Section 9.04. (c) [Intentionally Omitted]. (d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “ each Lender” or “ each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “ Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower, the Administrative Agent and the Issuing BankBanks shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent 99 applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. (e) If the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. (f) The Lenders and the Issuing BankBanks hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to or held by the Administrative Agent upon any Collateral (i) upon the termination of all the Commitments, payment and satisfaction in full in cash of all Secured Obligations (other than (A) contingent obligations and (B) Swap Agreement Obligations and Banking Services Obligations as to which arrangements satisfactory to the applicable counterparty have been made), and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the applicable Issuing BankBanks have been made), (ii) constituting property being sold or disposed of if the sale or disposition is made in compliance with the terms of this Agreement, (iii) constituting property leased to the Borrower or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement, (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII, (v) as otherwise permitted by, but only in accordance with, the terms of any Loan Document, or (vi) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder. At any time that a Loan Party desires that the Administrative Agent take any action to acknowledge or confirm any release of Collateral pursuant to clauses (ii), (iii) or (v) of the preceding sentence, such Loan Party shall, upon the Administrative Agent’s request, deliver to the Administrative Agent a certificate signed by a Responsible Officer of such Loan Party (or the Borrower on behalf of such Loan Party) certifying as to such matter relating to such release as the Administrative Agent may reasonably request. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant hereto. Any such release shall not in any manner discharge, affect, or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Loan Parties, jointly and severally, shall pay or promptly reimburse (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, Lead Arranger and their respective Affiliates (limited, in the case of legal costs, to the reasonable and documented fees, disbursements and other charges of one primary counsel for the Administrative Agent and Lead Arranger collectively (including one reasonably necessary local counsel in each material jurisdiction for the Administrative Agent and Lead Arranger collectively)), in connection with the syndication, distribution (including, without limitation, via the internet or through an Electronic System or Approved Electronic Platform), preparation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) of the credit facilities provided for herein, (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing BankBanks in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, theany Issuing Bank or any Lender (limited in the case of legal costs, to the reasonable and documented fees, disbursements and other charges a of one primary counsel to all such persons, collectively, one reasonably necessary local counsel in each material jurisdiction, to all such persons, collectively, and additional counsel in each relevant jurisdiction (to be shared by similarly situated persons) in light of conflicts of interest for 100 the Administrative Agent, theany Issuing Bank or any Lender) during the existence of an Event of Default, in connection with the enforcement, collection or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 9.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during the existence of an Event of Default and during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Each of the Loan Parties, jointly and severally, shall indemnify the Administrative Agent, Lead Arranger, theeach Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “ Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related reasonable and documented out-of-pocket expenses (limited in the case of legal costs, to the reasonable and documented out-of-pocket fees, charges and disbursements of one primary counsel to all such persons, collectively, one reasonably necessary local counsel in each material jurisdiction to all such persons, collectively, and additional counsel in each relevant jurisdiction (to be shared by similarly situated persons) in light of conflicts of interest for any Indemnitee), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by theany Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary or (iv) any actual or prospective claim, litigation, investigation, arbitration or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation, arbitration or proceeding is brought by the Borrower or any other Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, or willful misconduct of such Indemnitee or material breach of such Indemnitee’s obligations hereunder or under any other Loan Document. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, penalties, liabilities or expenses arising from any non-Tax claim. (c) Each Lender severally agrees to pay any amount required to be paid by any Loan Party under paragraph (a) or (b) of this Section 9.03 to the Administrative Agent and each Issuing Bank, and each Related Party of any of the foregoing Persons (each, an “ Agent Indemnitee”) (to the extent not reimbursed by the Loan Parties and without limiting the obligation of any Loan Party to do so), ratably according to their respective Applicable Percentage in effect on the date on which indemnification is sought under this Section 9.03 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been Paid in Full, ratably in accordance with such Applicable Percentage immediately prior to such date), from and against any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent Indemnitee in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section 9.03 shall survive the termination of this Agreement and the Payment in Full. (d) To the extent permitted by applicable law, (i) the no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems 101

(including the Internet), and (ii) no party hereto shall assert, and each such party hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this clause (d)(ii) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (e) All amounts due under this Section 9.03 shall be payable promptly after written demand therefor. SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of theany Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of theany Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section 9.04) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing BankBanks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under the Loan Documents (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of: (A) the Borrower; provided that, the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee (other than any Ineligible Institution); (B) the Administrative Agent; and (C) the Issuing BankBanks. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative 102

Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws. For the purposes of this Section 9.04(b), the term “ Approved Fund” and “ Ineligible Institution” have the following meanings: “ Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “ Ineligible Institution” means a (a) natural person, (b) company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, such company, investment vehicle or trust shall not constitute an Ineligible Institution if it (i) has not been established for the primary purpose of acquiring any Loans or Commitments, (ii) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (iii) has assets greater than $25,000,000 and a significant part of its activities consist of making commercial revolving loans and similar revolving extensions of credit in the ordinary course of its business, (c) a Defaulting Lender or its Lender Parent, (d) the Borrower or any of its Subsidiaries or other Affiliates or (e) any Competitors or Competitor Controllers of the Borrower identified by the Borrower in writing to the Administrative Agent. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 9.04. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “ Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Issuing BankBanks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, theany Issuing Bank and any Lender, in each case at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this 103

Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of, or notice to, the Borrower, the Administrative Agent, the Issuing BankBanks, sell participations to one or more banks or other entities (a “ Participant”), other than an Ineligible Institution, in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrower, the Administrative Agent, the Issuing BankBanks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that directly or adversely affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.04; provided that such Participant (A) agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of this Section 9.04; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such greater entitlement results from a Change in Law after the Participant acquired the applicable participation. (d) Each Lender that sells a participation agrees to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “ Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) If any assignment or participation is made to an Ineligible Institution in violation of this Section 9.04, the Borrower may, at its sole expense and effort, upon notice to the Ineligible Institution, as the case may be, 104 and the Administrative Agent, (A) terminate the Commitment of the applicable Ineligible Institution and repay all Obligations (other than Unliquidated Obligations that have not yet arisen) of the Borrower owing to such Ineligible Institution in connection with such Commitment and/or (B) require such Ineligible Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interest, rights and obligations under this Agreement and any applicable participation agreement to one or more Persons (other than an Ineligible Institution) at the lesser of (x) the principal amount thereof and (y) the amount that such Ineligible Institution paid to acquire such interests, rights and obligations. SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, theany Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until Payment in Full. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to (i) fees payable to the Administrative Agent and (ii) increases or reductions of the Issuing BankLC Sublimit of the Issuing BankBanks constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “ Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “ execution,” “ signed,” “ signature,” “ delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures 105

transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of any Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 9.07 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, such Issuing Bank or any such Affiliate, to or for the credit or the account of any Loan Party against any and all of the Obligations owing to such Lender or such Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Loan Parties may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or such Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks. (b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Secured Party relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York. 106

(c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Documents, the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, theany Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (d) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10. SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12 Confidentiality. Each of the Administrative Agent, the Issuing BankBanks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) (provided, that, unless prohibited by applicable law or court order, the Administrative Agent, applicable Lender or Issuing Bank, as the case may be, shall notify the Borrower of any request by any Governmental Authority for disclosure of any such nonpublic Information prior to the disclosure of such Information), (c) to the extent required by any Requirement of Law or by any subpoena or similar legal process (provided, that the Lender shall notify the Borrower of any such requirement unless prohibited by applicable law, regulation or court order), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder (provided that the Borrower shall be given notice thereof and a reasonable opportunity to seek a protective court order with respect to such Information prior to such disclosure and any foreclosure, sale or other disposition of any Collateral in connection 107 with the exercise of remedies under the Collateral Documents, subject to each potential transferee of such Collateral having entered into customary confidentiality undertakings with respect to such Collateral prior to the disclosure thereof to such Person), (f) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower, (h) to holders of Equity Interests in the Borrower, (i) to any Person providing a Guarantee of all or any portion of the Secured Obligations, (j) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, theany Issuing Bank or any Lender on a non-confidential basis from a source other than the Borrower that, to the knowledge of the Administrative Agent or the applicable Lender, Issuing Bank or Affiliate, is not subject to contractual or fiduciary confidentiality obligations or (k) on a confidential basis to (x) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided for herein or (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein. Notwithstanding anything to the contrary, no such prior notifications required under this Section 9.12 by the Administrative Agent, the Issuing BankBanks and the Lenders to the Loan Parties shall be required in respect of any disclosure to bank regulatory authorities having jurisdiction over each of the Administrative Agent, the Issuing BankBanks and the Lenders. For the purposes of this Section, “ Information” means all information received from the Loan Parties or from other Persons on their behalf relating to the Loan Parties, their Subsidiaries or their business, other than any such information that is available to the Administrative Agent, the Issuing BankBanks or any Lender on a non-confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 9.13 Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board) for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither the Issuing Bank nor anyno Lender shall be obligated to extend credit to the Borrower in violation of any Requirement of Law. SECTION 9.14 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “ USA Patriot Act”) hereby notifies each Loan Party that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Act. SECTION 9.15 Disclosure. Each Loan Party, each Lender and each Issuing Bank hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with, any of the Loan Parties and their respective Affiliates. SECTION 9.16 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent (if applicable) or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions. SECTION 9.17 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “ Charges”), shall exceed the maximum lawful rate (the 108

“ Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.17 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. SECTION 9.18 No Fiduciary Duty, etc. (a) The Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to the Borrower with respect thereto. (b) The Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower and other companies with which the Borrower may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. (c) In addition, the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower, confidential information obtained from other companies. SECTION 9.19 Marketing Consent. The Borrower hereby authorizes JPMorgan and its affiliates, at their respective sole expense, but with the prior approval by the Borrower (such approval not to be unreasonably withheld, conditioned or delayed), to publish such tombstones and give such other publicity to this Agreement as each may from time to time determine in its reasonable discretion. The foregoing authorization shall remain in effect unless the Borrower notifies JPMorgan in writing that such authorization is revoked. SECTION 9.20 Acknowledgement and Consent to Bail-In of EEAAffected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEAAffected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEAthe applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: 109

(a) the application of any Write-Down and Conversion Powers by an EEAthe applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEAAffected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEAAffected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEAthe applicable Resolution Authority. SECTION 9.21 Acknowledgement Regarding Any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “ QFC Credit Support” and each such QFC a “ Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “ U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). (b) In the event a Covered Entity that is party to a Supported QFC (each, a “ Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. ARTICLE X. LOAN GUARANTY SECTION 10.01 Guaranty. Each Guarantor (other than those that have delivered a separate Loan Guaranty) hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses to which the Secured Parties are entitled to reimbursement under Section 903, including, without limitation, all court costs and reasonable attorneys’ and paralegals’ fees and expenses paid or incurred by the Administrative Agent, the Issuing BankBanks and the Lenders in endeavoring to collect all or any part of the 110

Secured Obligations from, or in prosecuting any action against, the Borrower, any Guarantor or any other guarantor of all or any part of the Secured Obligations to the extent reimbursable under Section 9.03 (such costs and expenses, together with the Secured Obligations, collectively the “ Guaranteed Obligations”); provided, however, that the definition of “ Guaranteed Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations. SECTION 10.02 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Guarantor waives any right to require the Administrative Agent, theany Issuing Bank or any Lender to sue the Borrower, any Guarantor, any other guarantor, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “ Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations. SECTION 10.03 No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the Payment in Full of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of the Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Guarantor may have at any time against any Obligated Party, the Administrative Agent, theany Issuing Bank, any Lender, or any other Person, whether in connection herewith or in any unrelated transactions. (b) The obligations of each Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof. (c) Further, the obligations of any Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent, theany Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of the Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent, theany Issuing Bank or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the Payment in Full of the Guaranteed Obligations). SECTION 10.04 Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor hereby waives any defense based on or arising out of any defense of the Borrower or any Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of the Borrower, any Guarantor or any other Obligated Party, other than, in each case, the Payment in Full of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person. Each Guarantor confirms that it is not a surety under any state law and shall 111 not raise any such law as a defense to its obligations hereunder. The Administrative Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Guarantor under this Loan Guaranty, except to the extent the Guaranteed Obligations have been Paid in Full. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Obligated Party or any security. SECTION 10.05 Rights of Subrogation. No Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any collateral, until the Payment in Full of the Secured Obligations. SECTION 10.06 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Administrative Agent, the Issuing BankBanks and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Guarantors forthwith on demand by the Administrative Agent. SECTION 10.07 Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent, theany Issuing Bank or any Lender shall have any duty to advise any Guarantor of information known to it regarding those circumstances or risks. SECTION 10.08 Termination. Each of the Lenders and the Issuing BankBanks may continue to make loans or extend credit to the Borrower based on this Loan Guaranty until five (5) days after it receives written notice of termination from any Guarantor. Notwithstanding receipt of any such notice, each Guarantor will continue to be liable to the Lenders for any Guaranteed Obligations created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of such Guaranteed Obligations. Nothing in this Section 10.08 shall be deemed to constitute a waiver of, or eliminate, limit, reduce or otherwise impair any rights or remedies the Administrative Agent or any Lender may have in respect of, any Default or Event of Default that shall exist under Article VII hereof as a result of any such notice of termination. SECTION 10.09 Taxes. Each payment of the Guaranteed Obligations will be made by each Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives the amount it would have received had no such withholding been made. SECTION 10.10 Maximum Liability. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the 112 amount of such Guarantor’s liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantors or the Administrative Agent, theany Issuing Bank or any Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor’s “ Maximum Liability”). This Section 10.10 with respect to the Maximum Liability of each Guarantor is intended solely to preserve the rights of the Administrative Agent, the Issuing BankBanks and the Lenders to the maximum extent not subject to avoidance under applicable law, and no Guarantor nor any other Person shall have any right or claim under this Section 10.10 with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable law. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of the Administrative Agent, the Issuing BankBanks or the Lenders hereunder; provided that nothing in this sentence shall be construed to increase any Guarantor’s obligations hereunder beyond its Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transactions Act or similar statute or common law. In determining the limitations, if any, on the amount of any Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account. SECTION 10.11 Contribution. (a) To the extent that any Guarantor shall make a payment under this Loan Guaranty (a “ Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor’s “ Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following payment in full in cash of the Guarantor Payment, the Payment in Full of the Guaranteed Obligations and the termination of this Agreement, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. (b) As of any date of determination, the “ Allocable Amount” of any Guarantor shall be equal to the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Guarantors as of such date in a manner to maximize the amount of such contributions. (c) This Section 10.11 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 10.11 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty. (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing. (e) The rights of the indemnifying Guarantors against other Guarantors under this Section 10.11 shall be exercisable upon the Payment in Full of the Guaranteed Obligations and the termination of this Agreement. 113

SECTION 10.12 Liability Cumulative. The liability of each Loan Party as a Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Administrative Agent, the Issuing BankBanks and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. SECTION 10.13 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a “ keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. SECTION 10.14 Release of Guarantors. (a) A Guarantor shall automatically be released from its obligations under the Loan Guaranty upon the consummation of any transaction permitted by this Agreement as a result of which such Guarantor ceases to be a Subsidiary. In connection with any release pursuant to this Section, the Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) execute and deliver to any Loan Party, at such Loan Party’s s o l e expense, all documents that such Loan Party shall reasonably request to evidence such release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. (b) Further, the Administrative Agent may (and is hereby irrevocably authorized by each Lender to), upon the request of the Borrower, release any Guarantor from its obligations under the Loan Guaranty if such Guarantor becomes an Excluded Subsidiary. (c) At such time as the principal and interest on the Loans, all LC Disbursements, the fees, expenses and other amounts payable under the Loan Documents and the other Secured Obligations shall have been Paid in Full, all obligations (other than those expressly stated to survive such termination) of each Guarantor thereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any Person. (d) Upon the effectiveness of any written consent to the release of the security interest created under any Collateral Document in any Collateral pursuant to Section 9.02, the security interests in such Collateral created by the Collateral Documents shall be automatically released. [remainder of page intentionally left blank; signature pages follow] 114